(d)(6)

Execution Version

MASTER CUSTODIAN AGREEMENT

Between

Each BlackRock Entity Listed in Appendix A

And

State Street Bank and Trust Company

Dated as of December 31, 2018

MASTER CUSTODIAN AGREEMENT

This Agreement is made as of December 31, 2018 (this “Agreement”), between each BlackRock entity identified on Appendix A and each BlackRock entity which becomes a party to this Agreement in accordance with the terms hereof (in each case, a “Fund”), including, if applicable, each series of the Fund identified on Appendix A and each series which becomes a party to this Agreement in accordance with the terms hereof, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the “Custodian”).

WITNESSETH:

WHEREAS, each Fund desires for the Custodian to provide certain custodial services relating to securities and other assets of the Fund; and

WHEREAS, the Custodian is willing to provide the services upon the terms contained in this Agreement;

SECTION 1.     DEFINITIONS. In addition to terms defined in Section 4.1 (Rule 17f-5 and Rule 17f-7 related definitions) or elsewhere in this Agreement, (a) terms defined in the UCC have the same meanings herein as therein and (b) the following other terms have the following meanings for purposes of this Agreement:

“1940 Act” means the Investment Company Act of 1940, as amended from time to time.

“Board” means, in relation to a Fund, the board of directors, trustees or other governing body of the Fund.

“Client Publications” means the general client publications of State Street Bank and Trust Company available from time to time to clients and their investment advisers.

“Deposit Account Agreement” means the Deposit Account Agreement and Disclosure, as may be amended from time to time, issued by the Custodian and available on the Custodian’s internet customer portal, “my.statestreet.com”.

“Domestic securities” means securities held within the United States.

“Foreign securities” means securities primarily held outside of the United States.

“Held outside of the United States” means not held within the United States.

“Held within the United States” means (a) in relation to a security or other financial asset, the security or other financial asset (i) is a certificated security registered in the name of the Custodian or its sub-custodian, agent or nominee or is endorsed to the Custodian or its sub-custodian, agent or nominee or in blank and the security certificate is located within the United States, (ii) is an uncertificated security or other financial asset registered in the name of the Custodian or its sub-custodian, agent or nominee at an office located in the United States, or (iii)

has given rise to a security entitlement of which the Custodian or its sub-custodian, agent or nominee is the entitlement holder against a U.S. Securities System or another securities intermediary for which the securities intermediary’s jurisdiction is within the United States, and (b) in relation to cash, the cash is maintained in a deposit account denominated in U.S. dollars with the banking department of the Custodian or with another bank or trust company’s office located in the United States.

“Investment Advisor” means, in relation to a Portfolio, the investment manager or investment advisor of the Portfolio.

“On book currency” means (a) U.S. dollars or (b) a foreign currency that, when credited to a deposit account of a customer maintained in the banking department of the Custodian or an Eligible Foreign Custodian, the Custodian maintains on its books as an amount owing as a liability by the Custodian to the customer.

“Portfolio” means (a) in relation to a Fund that is a series organization, a series of the Fund and (b) in relation to a Fund that is not a series organization, the Fund itself.

“Portfolio Interests” means beneficial interests in a Portfolio.

“Proper Instructions” means instructions in accordance with Section 9 received by the Custodian from a Fund, the Fund’s Investment Advisor, or an individual or organization duly authorized by the Fund or the Investment Advisor. The term includes standing instructions.

“SEC” means the U.S. Securities and Exchange Commission.

“Series organization” means an organization that, pursuant to the statute under which the organization is organized, has the following characteristics: (a) the organic record of the organization provides for creation by the organization of one or more series (however denominated) with respect to specified property of the organization, and provides for records to be maintained for each series that identify the property of or associated with the series, (b) debt incurred or existing with respect to the activities of, or property of or associated with a particular series is enforceable against the property of or associated with the series only, and not against the property of or associated with the organization or of other series of the organization, and (c) debt incurred or existing with respect to the activities or property of the organization is enforceable against the property of the organization only, and not against the property of or associated with any series of the organization.

“UCC” means the Uniform Commercial Code of the State of New York as in effect from time to time.

“Underlying Portfolios” means a group of investment companies as defined in Section 12(d)(1)(G)(ii) of the 1940 Act.

“Underlying Shares” means shares or other securities, issued by a U.S. issuer, of Underlying Portfolios and other registered “investment companies” (as defined in Section 3(a)(1) of the 1940 Act), whether or not in the same “group of investment companies” (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act).

“Underlying Transfer Agent” means State Street Bank and Trust Company or such other organization which may from time to time be appointed by the Fund to act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions.

“U.S. Securities System” means a securities depository or book-entry system authorized by the U.S. Department of the Treasury or a “clearing corporation” as defined in Section 8-102 of the UCC.

SECTION 2.	EMPLOYMENT OF CUSTODIAN.

SECTION 2.1     GENERAL. Each Fund hereby employs the Custodian as a custodian of (a) securities and cash of each of the Portfolios and (b) other assets of each of the Portfolios that the Custodian agrees to treat as financial assets. Each Fund, on behalf of each of its Portfolios, agrees to deliver, or cause to be delivered, to the Custodian (i) all securities and cash of each Portfolio, (ii) all other assets of each Portfolio that the Fund desires the Custodian, and the Custodian is willing, to treat as a financial asset and (iii) all cash and other proceeds of the securities and financial assets held in custody under this Agreement. The holding of confirmation statements that identify Underlying Shares as being recorded in the Custodian’s name on behalf of the Portfolios will be custody for purposes of this Section 2.1. This Agreement does not require the Custodian to accept or treat any asset that is not a security or cash as a financial asset.

SECTION 2.2     SUB-CUSTODIANS. Upon receipt of Proper Instructions, the Custodian shall on behalf of a Fund appoint one or more banks, trust companies or other entities located in the United States and designated in the Proper Instructions to act as a sub-custodian for the purposes of effecting such transactions as may be designated by the Fund in the Proper Instructions. The Custodian may place and maintain each Fund’s foreign securities with foreign banking institution sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of Sections 4 and 5. An entity acting in the capacity of Underlying Transfer Agent is not an agent or sub-custodian of the Custodian for purposes of this Agreement.

SECTION 2.3     RELATIONSHIP. With respect to securities and other financial assets, the Custodian is a securities intermediary and the Portfolio is the entitlement holder. With respect to cash maintained in a deposit account and denominated in an “on book” currency, the Custodian is a bank and the Portfolio is the bank’s customer. If cash is maintained in a deposit account with a bank other than the Custodian and the cash is denominated in an “on book” currency, the Custodian is that bank’s customer. The Custodian agrees to treat the claim to the cash as a financial asset for the benefit of the Portfolio. The Custodian does not otherwise agree to treat cash as financial asset. The duties of the Custodian as securities intermediary and bank set forth in the UCC are varied by the terms of this Agreement to the extent that the duties may be varied by agreement under the UCC.

SECTION 3.	ACTIVITIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY HELD IN THE UNITED STATES.

SECTION 3.1     HOLDING SECURITIES. The Custodian may deposit and maintain securities or other financial assets of a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act. Upon receipt of Proper Instructions on behalf of a Portfolio, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Portfolio and into which account or accounts may be transferred cash or securities and other financial assets, including securities and financial assets maintained in a U.S. Securities System. The Custodian shall hold and physically segregate for the account of each Portfolio all securities and other financial assets held by the Custodian in the United States, including all domestic securities of the Portfolio, other than (a) securities or other financial assets maintained in a U.S. Securities System and (b) Underlying Shares maintained pursuant to Section 3.6 in an account of an Underlying Transfer Agent. The Custodian may at any time or times in its discretion appoint any other bank or trust company, qualified under the 1940 Act to act as a custodian in the United States, as the Custodian’s agent to carry out such of the provisions of this Section as the Custodian may from time to time direct. The appointment of any agent shall not relieve the Custodian of any of its duties hereunder and the Custodian shall be responsible for the acts and omissions of its agents hereunder as if performed by the Custodian hereunder. The Custodian may at any time or times in its discretion remove a bank or trust company as the Custodian’s agent.

SECTION 3.2     REGISTRATION OF SECURITIES. Domestic securities or other financial assets held by the Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of any nominee of a Fund on behalf of the Portfolio or of any nominee of the Custodian, or in the name or nominee name of any agent or any sub-custodian permitted hereby. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in “street name” or other good delivery form. However, if a Fund directs the Custodian to maintain securities or other financial assets in “street name,” the Custodian shall utilize reasonable efforts only to timely collect income due the Fund on the securities and other financial assets and to notify the Fund of relevant issuer actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

SECTION 3.3     BANK ACCOUNTS. The Custodian shall open and maintain upon the terms of the Deposit Account Agreement a separate deposit account or accounts in the United States in the name of each Portfolio, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement. The Custodian shall credit to the deposit account or accounts, subject to the provisions hereof, all cash received by the Custodian from or for the account of the Portfolio, other than cash maintained by the Portfolio in a deposit account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian for a Portfolio may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act. The funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

SECTION 3.4     COLLECTION OF INCOME. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall collect on a timely basis all income and other payments with respect to the securities and other financial assets and to which a Portfolio shall be entitled either by law or pursuant to custom in the securities business. The Custodian shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, the securities are held by the Custodian or its agent. The Custodian shall present for payment all income items requiring presentation as and when they become due and shall collect interest when due on securities and other financial assets held hereunder. The Custodian shall credit income to the Portfolio as such income is received or in accordance with the Custodian’s then current payable date income schedule. Any credit to the Portfolio in advance of receipt may be reversed when the Custodian determines that payment will not occur in due course, and the Portfolio may be charged at the Custodian’s applicable rate for time credited.

SECTION 3.5     DELIVERY OUT. The Custodian shall release and deliver out domestic securities and other financial assets of a Portfolio held in a U.S. Securities System, or in an account at the Underlying Transfer Agent, only upon receipt of, and in accordance with, Proper Instructions on behalf of the applicable Portfolio, specifying the domestic securities or financial assets held in the United States to be delivered out and the person or persons to whom delivery is to be made. The Custodian shall pay out cash of a Portfolio upon receipt of, and in accordance with, Proper Instructions on behalf of the applicable Portfolio, specifying the amount of the payment and the person or persons to whom the payment is to be made.

SECTION 3.6     DEPOSIT OF FUND ASSETS WITH THE UNDERLYING TRANSFER AGENT. Underlying Shares of a Fund, on behalf of a Portfolio, shall be deposited and held in an account or accounts maintained with an Underlying Transfer Agent. The Custodian’s only responsibilities with respect to the Underlying Shares shall be limited to the following:

1)

Upon receipt of a confirmation or statement from an Underlying Transfer Agent that the Underlying Transfer Agent is holding or maintaining Underlying Shares in the name of the Custodian (or a nominee of the Custodian) for the benefit of a Portfolio, the Custodian shall identify by book-entry that the Underlying Shares are being held by it as custodian for the benefit of the Portfolio.

2)

Upon receipt of Proper Instructions to purchase Underlying Shares for the account of a Portfolio, the Custodian shall pay out cash of the Portfolio as so directed to purchase the Underlying Shares and record the payment from the account of the Portfolio on the Custodian’s books and records.

3)

Upon receipt of Proper Instructions for the sale or redemption of Underlying Shares for the account of a Portfolio, the Custodian shall transfer the Underlying Shares as so directed to sell or redeem the Underlying Shares, record the transfer from the account of the Portfolio on the Custodian’s books and records and, upon the Custodian’s receipt of the proceeds of the sale or redemption, record the receipt of the proceeds for the account of such Portfolio on the Custodian’s books and records.

SECTION 3.7     PROXIES. The Custodian shall cause to be promptly executed by the registered holder of domestic securities or other financial assets held in the United States of a Portfolio, if the securities or other financial assets are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which the proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to the securities or other financial assets.

SECTION 3.8     COMMUNICATIONS. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall transmit promptly to the applicable Fund for each Portfolio all written information received by the Custodian from issuers of the securities and other financial assets being held for the Portfolio. The Custodian shall transmit promptly to the applicable Fund all written information received by the Custodian from issuers of the securities and other financial assets whose tender or exchange is sought and from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the applicable Fund for each Portfolio all written information received by the Custodian regarding any class action or other collective litigation relating to Portfolio securities or other financial assets issued in the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian, except as may otherwise be mutually agreed to in writing between the Custodian and a Fund.

SECTION 4.	PROVISIONS RELATING TO RULES 17F-5 AND 17F-7.

SECTION 4.1.     DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country. The factors include but are not limited to risks arising from the country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country); prevailing or developing custody, tax and settlement practices; nationalization, expropriation or other government actions; currency restrictions, devaluations or fluctuations; market conditions affecting the orderly execution of securities transactions or the value of assets; the regulation of the banking and securities industries, including changes in market rules; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Covered Foreign Country” means a country listed on Schedule A, which list of countries may be amended from time to time at the request of any Fund and with the agreement of the Foreign Custody Manager.

“Eligible Foreign Custodian” has the meaning set forth in Section (a)(1) of Rule 17f-5.

“Eligible Securities Depository” has the meaning set forth in section (b)(1) of Rule 17f-7.

“Foreign Assets” means, in relation to a Portfolio, any of the Portfolio’s securities or other investments (including foreign currencies) for which the primary market is outside the United States, and any cash and cash equivalents that are reasonably necessary to effect transactions of the Portfolio in those investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(3) of Rule 17f-5.

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B.

“Rule 17f-5” means Rule 17f-5 promulgated under the 1940 Act.

“Rule 17f-7” means Rule 17f-7 promulgated under the 1940 Act.

SECTION 4.2. THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

4.2.1     DELEGATION. Each Fund, by resolution adopted by its Board, has delegated to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 4.2 with respect to Foreign Assets of the Portfolios held outside the United States. The Custodian hereby accepts such delegation (the Custodian, in such delegated capacity, the Foreign Custody Manager). By giving at least 30 days’ prior written notice to the Fund, the Foreign Custody Manager may withdraw its acceptance of the delegated responsibilities generally or with respect to a Covered Foreign Country designated in the notice. Following the withdrawal, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund generally or, as the case may be, with respect to the Covered Foreign Country so designated.

4.2.2     EXERCISE OF CARE AS FOREIGN CUSTODY MANAGER. The Foreign Custody Manager shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Foreign Assets would exercise in performing the delegated responsibilities.

4.2.3     FOREIGN CUSTODY ARRANGEMENTS. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities only with respect to Covered Foreign Countries. The Foreign Custody Manager shall list on Schedule A for a Covered Foreign Country each Eligible Foreign Custodian selected by the Foreign Custody Manager to maintain the Foreign Assets of the Portfolios with respect to the Covered Foreign Country. The list of Eligible Foreign Custodians may be amended by the Foreign Custody Manager from time to time upon notice to the Funds in the sole discretion of the Foreign Custody Manager. This Agreement constitutes a Proper Instruction by a Fund, on behalf of each applicable Portfolio, to open an account, and to place and maintain Foreign Assets, for the Portfolio in each applicable Covered Foreign Country. The Fund, on behalf of the Portfolios, shall satisfy the account opening requirements for the Covered Foreign Country, and the delegation with respect to the Portfolio for the Covered Foreign Country will not be considered to have been accepted by the Custodian until that satisfaction. If the Foreign Custody Manager receives from the Fund Proper Instructions directing the Foreign Custody Manager to close the account, the delegation shall be considered withdrawn, and the Custodian shall immediately cease to be the Foreign Custody Manager with respect to the Portfolio for the Covered Foreign Country.

4.2.4     SCOPE OF DELEGATED RESPONSIBILITIES: Subject to the provisions of this Section 4.2, the Foreign Custody Manager may place and maintain Foreign Assets in the care of an Eligible Foreign Custodian selected by the Foreign Custody Manager in each applicable Covered Foreign Country. The Foreign Custody Manager shall determine that (a) the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by the Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1) and (b) the contract between the Foreign Custody Manager and the Eligible Foreign Custodian governing the foreign custody arrangements will satisfy the requirements of Rule 17f-5(c)(2). The Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with the Eligible Foreign Custodian and (ii) the performance of the contract governing the custody arrangements. The liability of the Foreign Custody Manager with respect to the acts or omissions of an Eligible Foreign Custodian is addressed in Section 14.4. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian are no longer appropriate, the Foreign Custody Manager shall so notify the Fund.

4.2.5     REPORTING REQUIREMENTS. The Foreign Custody Manager shall (a) report the withdrawal of Foreign Assets from an Eligible Foreign Custodian and the placement of Foreign Assets with another Eligible Foreign Custodian by making available to the Fund an amended Schedule A at the end of the calendar quarter in which the action has occurred, and (b) after the occurrence of any other material change in the foreign custody arrangements of the Portfolios described in this Section 4.2, make a written report to the Board containing a notification of the change.

4.2.6     REPRESENTATIONS. The Foreign Custody Manager represents to each Fund that it is a U.S. Bank as defined in Section (a)(7) of Rule 17f-5. Each Fund represents to the Custodian that its Board has (a) determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios and (b) considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets of each Portfolio in each Covered Foreign Country.

4.2.7    TERMINATION BY A PORTFOLIO OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. By giving at least 30 days’ prior written notice to the Custodian, a Fund, on behalf of a Portfolio, may terminate the delegation to the Custodian as the Foreign Custody Manager for the Portfolio. Following the termination, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Portfolio.

SECTION 4.3    MONITORING OF ELIGIBLE SECURITIES DEPOSITORIES. The Custodian shall (a) provide the Fund or its Investment Advisor with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B in accordance with Section (a)(1)(i)(A) of Rule 17f-7 and (b) monitor such risks on a continuing basis and promptly notify the Fund or its Investment Advisor of any material change in such risks, in accordance with Section (a)(1)(i)(B) of Rule 17f-7.

SECTION 5.	ACTIVITIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY HELD OUTSIDE THE UNITED STATES.

SECTION 5.1.    HOLDING SECURITIES. Foreign securities and other financial assets held outside of the United States shall be maintained in a Foreign Securities System in a Covered Foreign Country through arrangements implemented by the Custodian or an Eligible Foreign Custodian, as applicable, in the Covered Foreign Country. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities and other financial assets held by each Eligible Foreign Custodian or Foreign Securities System, and shall provide or make available information to a Portfolio and such other persons as a Portfolio may designate with respect to the registration status of each Fund’s securities and a record of securities held by each Portfolio and such Portfolio’s respective interest therein. The Custodian may hold foreign securities and other financial assets for all of its customers, including the Portfolios, with any Eligible Foreign Custodian in an account that is identified as the Custodian’s account for the benefit of its customers; provided however, that (a) the records of the Custodian with respect to foreign securities or other financial assets of a Portfolio maintained in the account shall identify those securities and other financial assets as belonging to the Portfolio and (b) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities and other financial assets so held by the Eligible Foreign Custodian be held separately from any assets of the Eligible Foreign Custodian or of other customers of the Eligible Foreign Custodian.

SECTION 5.2.    REGISTRATION OF FOREIGN SECURITIES. Foreign securities and other financial assets held outside of the United States maintained in the custody of an Eligible Foreign Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Eligible Foreign Custodian or in the name of any nominee of any of the foregoing. Each Fund on behalf of a Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of the foreign securities or other financial assets. The Custodian or an Eligible Foreign Custodian reserves the right not to accept securities or other financial assets on behalf of a Portfolio under the terms of this Agreement unless the form of the securities or other financial assets and the manner in which they are delivered are in accordance with local market practice.

SECTION 5.3.    INDEMNIFICATION BY ELIGIBLE FOREIGN CUSTODIANS. Each contract pursuant to which the Custodian employs an Eligible Foreign Custodian shall, to the extent possible, require the Eligible Foreign Custodian to indemnify and hold harmless the Custodian from and against any loss, cost or expense arising out of or in connection with the Eligible Foreign Custodian’s performance of its obligations. At a Fund’s election, a Portfolio shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against an Eligible Foreign Custodian as a consequence of any such loss, cost or expense if and to the extent that the Portfolio has not been made whole for the loss, cost or expense. In no event shall the Custodian be obligated to bring suit in its own name or to allow suit to be brought in its name with respect to an Eligible Foreign Custodian.

SECTION 5.4    BANK ACCOUNTS.

5.4.1    GENERAL. The Custodian shall identify on its books as for the account of the applicable Portfolio the amount of cash (including cash denominated in foreign currencies) deposited with the Custodian. The Custodian shall maintain cash deposits in on book currencies on its balance sheet. The Custodian shall be liable for such balances. If the Custodian is unable to maintain, or market practice does not facilitate the maintenance for the Portfolio of a cash balance in a currency as an on book currency, a deposit account shall be opened and maintained by the Custodian outside the United States on behalf of the Portfolio with an Eligible Foreign Custodian. The Custodian shall not maintain such cash deposit on its balance sheet. The Eligible Foreign Custodian will be liable for such balance directly to the Portfolio. All deposit accounts referred to in this Section shall be subject only to draft or order by the Custodian or, if applicable, the Eligible Foreign Custodian acting pursuant to the terms of this Agreement. Cash maintained in a deposit account and denominated in an “on book” currency will be maintained under and subject to the laws of the State of New York. The Custodian will not have any deposit liability for deposits in any currency that is not an “on book” currency.

5.4.2    NON-U.S. BRANCH AND NON-U.S. DOLLAR DEPOSITS. In accordance with the laws of the Commonwealth of Massachusetts, the Custodian shall not be required to repay any deposit made at a non-U.S. branch of the Custodian or any deposit made with the Custodian and denominated in a non-U.S. dollar currency, if repayment of the deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a de facto or a de jure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch in order to prevent, in the reasonable judgment of the Custodian, harm to the employees or property of the Custodian.

SECTION 5.5.    COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which a Portfolio shall be entitled. If extraordinary measures are required to collect the income or payment, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures. The Custodian shall credit income to the applicable Portfolio as such income is received or in accordance with the Custodian’s then current payable date income schedule. Any credit to the Portfolio in advance of receipt may be reversed when the Custodian determines that payment will not occur in due course, and the Portfolio may be charged at the Custodian’s applicable rate for time credited. Income on securities or other financial assets loaned other than from the Custodian’s securities lending program shall be credited as received.

SECTION 5.6.    TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

5.6.1    DELIVERY OUT. The Custodian or an Eligible Foreign Custodian shall release and deliver foreign securities or other financial assets held outside of the United States owned by a Portfolio and held by the Custodian or such Eligible Foreign Custodian, or in a Foreign Securities System account, only upon receipt of, and in accordance with, Proper Instructions, specifying the foreign securities to be delivered and the person or persons to whom delivery is to be made. The Custodian shall pay out, or direct the respective Eligible Foreign Custodian or the respective Foreign Securities System to pay out, cash of a Portfolio only upon receipt of, and in accordance with, Proper Instructions specifying the amount of the payment and the person or persons to payment is to be made.

5.6.2    MARKET CONDITIONS. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for the Foreign Assets from such purchaser or dealer.

5.6.3    SETTLEMENT PRACTICES. The Custodian shall provide to the Fund or its Investment Advisor the information with respect to custody and settlement practices in countries in which the Custodian employs an Eligible Foreign Custodian described on Schedule C at the time or times set forth on the Schedule. The Custodian may revise Schedule C from time to time, but no revision shall result in a Board being provided with substantively less information than had been previously provided on Schedule C.

SECTION 5.7    SHAREHOLDER OR BONDHOLDER RIGHTS. The Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder and bondholder rights, including delivery to the Fund of any proxies, proxy soliciting materials and all applicable notices, with respect to foreign securities and other financial assets held outside the United States, subject always to the laws, regulations and practical constraints that may exist in the country where the securities or other financial assets are issued. The Custodian may utilize Broadridge Financial Solutions, Inc. or another proxy service firm of recognized standing as its delegate to provide proxy services for the exercise of shareholder and bondholder rights. Local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of a Fund to exercise shareholder and bondholder rights.

SECTION 5.8.    COMMUNICATIONS. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities and other financial asset assets being held outside the United States for the account of a Portfolio. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials so received by the Custodian from issuers of foreign securities whose tender or exchange is sought or from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the Fund all written information received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities or other financial assets issued outside of the United States and being held for the account of the Portfolio regarding any class action or other collective litigation relating to the Portfolio’s foreign securities or other financial assets issued outside the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian via an Eligible Foreign Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian, except as may otherwise be mutually agreed to in writing between the Custodian and a Fund.

SECTION 6.	FOREIGN EXCHANGE.

SECTION 6.1.    GENERALLY. Upon receipt of Proper Instructions, which for purposes of this section may also include security trade advices, the Custodian shall facilitate the processing and settlement of foreign exchange transactions. Such foreign exchange transactions do not constitute part of the services provided by the Custodian under this Agreement.

SECTION 6.2.    FUND ELECTIONS. Each Fund (or its Investment Advisor acting on its behalf) may elect to enter into and execute foreign exchange transactions with third parties that are not affiliated with the Custodian, with State Street Global Markets, which is the foreign exchange division of State Street Bank and Trust Company and its affiliated companies (“SSGM”), or with a sub-custodian. Where the Fund or its Investment Advisor gives Proper Instructions for the execution of a foreign exchange transaction using an indirect foreign exchange service described in the Client Publications, the Fund (or its Investment Advisor) instructs the Custodian, on behalf of the Fund, to direct the execution of such foreign exchange transaction to SSGM or, when the relevant currency is not traded by SSGM, to the applicable sub-custodian. The Custodian shall not have any agency (except as contemplated in preceding sentence), trust or fiduciary obligation to the Fund, its Investment Advisor or any other person in connection with the execution of any foreign exchange transaction. The Custodian shall have no responsibility under this Agreement for the selection of the counterparty to, or the method of execution of, any foreign exchange transaction entered into by the Fund (or its Investment Advisor acting on its behalf) or the reasonableness of the execution rate on any such transaction.

SECTION 6.3.    FUND ACKNOWLEDGEMENT Each Fund acknowledges that in connection with all foreign exchange transactions entered into by the Fund (or its Investment Advisor acting on its behalf) with SSGM or any sub-custodian, SSGM and each such sub-custodian:

(i)	shall be acting in a principal capacity and not as broker, agent or fiduciary to the Fund or its Investment Advisor;

(ii)	shall seek to profit from such foreign exchange transactions, and are entitled to retain and not disclose any such profit to the Fund or its Investment Advisor; and

(iii)

shall enter into such foreign exchange transactions pursuant to the terms and conditions, including pricing or pricing methodology, (a) agreed with the Fund or its Investment Advisor from time to time or (b) in the case of an indirect foreign exchange service, (i) as established by SSGM and set forth in the Client Publications with respect to the particular foreign exchange execution services selected by the Fund or the Investment Advisor or (ii) as established by the sub-custodian from time to time.

SECTION 6.4.    TRANSACTIONS BY STATE STREET. The Custodian or its affiliates, including SSGM, may trade based upon information that is not available to the Fund (or its Investment Advisor acting on its behalf), and may enter into transactions for its own account or the account of clients in the same or opposite direction to the transactions entered into with the Fund (or its Investment Advisor), and shall have no obligation, under this Agreement, to share such information with or consider the interests of their respective counterparties, including, where applicable, the Fund or the Investment Advisor.

SECTION 6A.     CONTRACTUAL SETTLEMENT SERVICES (PURCHASE/SALES).

SECTION 6A.1    GENERAL. The Custodian shall, in accordance with the terms set out in this Section 6A, debit or credit the appropriate deposit account of each Portfolio on a contractual settlement basis in connection with the purchase of securities or other financial assets for the Portfolio or the receipt of the proceeds of the sale or redemption of securities or other financial assets.

SECTION 6A.2    PROVISION OF SERVICES. The services described in Section 6A.1 (the “Contractual Settlement Services”) shall be provided for the securities and other financial assets and in such markets as the Custodian may advise from time to time. The Custodian may terminate or suspend any part of the provision of the Contractual Settlement Services at its sole discretion immediately upon notice to the applicable Fund on behalf of each Portfolio, including, without limitation, in the event of force majeure events affecting settlement, any disorder in markets, or other changed external business circumstances affecting the markets or the Fund.

SECTION 6A.3     PURCHASE CONSIDERATION. The consideration payable in connection with a purchase transaction shall be debited from the appropriate deposit account of the Portfolio as of the time and date that funds would ordinarily be required to settle the transaction in the applicable market in accordance with prevailing standards for transactions by institutions. The Custodian shall promptly recredit the amount at the time that the Portfolio or the Fund notifies the Custodian by Proper Instruction that the transaction has been canceled.

SECTION 6A.4     SALES AND REDEMPTIONS. A provisional credit of an amount equal to the net sale price for a sale or redemption of securities or other financial assets shall be made to the account of the Portfolio as if the amount had been received as of the close of business on the date on which good funds would ordinarily be immediately available in the applicable market in accordance with prevailing standards for transactions by institutions. The provisional credit will be made conditional upon the Custodian having received Proper Instructions with respect to, or reasonable notice of, the transaction, as applicable; and the Custodian or its agent having possession of the securities of other financial assets (excluding financial assets subject to any third party lending arrangement entered into by a Portfolio) associated with the transaction in good deliverable form and not being aware of any facts which would lead the Custodian or its agent to believe that the transaction will not settle in the time period ordinarily applicable to such transactions in the applicable market.

SECTION 6A.5.    REVERSALS OF PROVISIONAL CREDITS OR DEBITS. The Custodian shall have the right to reverse any provisional credit or debit given in connection with the Contractual Settlement Services at any time when the Custodian believes, in its reasonable judgment, that such transaction will not settle in accordance with its terms or amounts due pursuant thereto, will not be collectable or where the Custodian has not been provided Proper Instructions with respect thereto, as applicable. The Portfolio shall be responsible for any costs or liabilities resulting from such reversal. Upon such reversal, a sum equal to the credited or debited amount shall become immediately payable by the Portfolio to the Custodian and may be debited from any deposit or other account held for benefit of the Portfolio.

SECTION 7.	TAX SERVICES.

SECTION 7.1    FUND INFORMATION. Each Fund will provide documentary evidence of its tax domicile, organizational specifics and other documentation and information as may be required by the Custodian from time to time for tax purposes, including, without limitation, information relating to any special ruling or treatment to which the Fund may be entitled that is not applicable to the general nationality and category of person to which the Fund belongs under general laws and treaty obligations and documentation and information required in relation to countries where the Fund engages or proposes to engage in investment activity or where Portfolio assets are or will be held. The provision of such documentation and information shall be deemed to be a Proper Instruction, upon which the Custodian shall be entitled to rely and act. In giving such documentation and information, the Fund represents and warrants that it is true and correct in all material respects and that it will promptly provide the Custodian with all necessary corrections or updates upon becoming aware of any changes or inaccuracies in the documentation or information supplied.

SECTION 7.2    TAX RESPONSIBILITY. The Fund shall be liable for all taxes (including Taxes, as defined below) relating to its investment activity, including with respect to any cash or securities held by the Custodian on behalf of the Fund or any transactions related thereto. Subject to compliance by the Fund with its obligations under Section 7.1, the Custodian shall withhold (or cause to be withheld) the amount of any Tax which is required to be withheld under applicable law in connection with the collection on behalf of the Fund pursuant to this Agreement of any dividend, interest income or other distribution with respect to any security and the proceeds or income from the sale or other transfer of any security held by the Custodian. If any Taxes become payable with respect to any prior payment made to the Fund by the Custodian or otherwise, the Custodian may apply any credit balance in the Fund’s deposit account to the extent necessary to satisfy such Tax obligation. The Fund shall remain liable for any tax deficiency. The Custodian is not liable for any tax obligations relating to the Portfolio or the Fund, other than those Tax services as set out specifically in this Section 7. The Fund agrees that the Custodian is not, and shall not be deemed to be, providing tax advice or tax counsel. The capitalized terms “Tax” or “Taxes” means any withholding or capital gains tax, stamp duty, levy, impost, charge, assessment, deduction or related liability, including any addition to tax, penalty or interest imposed on or in respect of (i) cash or securities, (ii) the transactions effected under this Agreement, or (iii) the Fund.

SECTION 7.3    TAX RELIEF. The Custodian will provide tax relief services in relation to designated markets as may be specified from time to time in the Client Publications. Subject to the preceding sentence and compliance by the Fund with its obligations under Section 7.1, the Custodian will apply for a reduction of withholding tax and refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on securities for the benefit of the Fund. The Custodian shall provide information on reduction at source and tax reclaim processing in its Tax Entitlement Service Overview made available to the Fund on the Custodian’s customer portal, “my.statestreet.com.” The Custodian shall maintain tax entitlement accruals for possible tax benefits available in markets of investment and monitor tax entitlements and tax reclaim accruals based on existing situations in markets of investment with respect to the Fund’s entitlements. The Custodian shall facilitate communications to the Fund’s local tax consultants and Eligible Foreign Custodians with respect to reporting, payment and filing requirements regarding capital gains processing. Unless otherwise informed by the Fund, the Custodian shall be entitled to categorize a Fund in the relevant tax category according to its nationality, particulars of its organization and other relevant details supplied by the Fund.

SECTION 8.	PAYMENTS FOR SALES OR REDEMPTIONS OF PORTFOLIO INTERESTS.

SECTION 8.1     PAYMENT FOR PORTFOLIO INTERESTS ISSUED. The Custodian shall receive from the distributor of Portfolio Interests of a Fund or from the Fund’s transfer agent (the “Transfer Agent”) and deposit into the account of the Portfolio such payments as are received for Portfolio Interests issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of the Portfolio and the Transfer Agent of any receipt of the payments by the Custodian.

SECTION 8.2     PAYMENT FOR PORTFOLIO INTERESTS REDEEMED. Upon receipt of instructions from the Transfer Agent, the Custodian shall set aside funds of a Portfolio to the extent available for payment to holders of Portfolio Interests who have delivered to the Transfer Agent a request for redemption of their Portfolio Interests. The Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming interest holders. If the Custodian furnishes a check to a holder in payment for the redemption of the holder’s Portfolio Interests and the check is drawn on the Custodian, the Custodian shall honor the check so long as the check is presented to the Custodian in accordance with the Deposit Account Agreement and such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

SECTION 9.	PROPER INSTRUCTIONS.

SECTION 9. 1    FORM AND SECURITY PROCEDURES. Proper Instructions may be in writing signed by the authorized individual or individuals or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the individual or organization giving the instruction, provided that the Fund has followed any security procedures agreed to from time to time by the applicable Fund and the Custodian. The Custodian may agree to accept oral instructions, and in such case oral instructions will be considered Proper Instructions. The Fund shall cause all oral instructions to be confirmed in writing, but the Fund’s failure to do so shall not affect the Custodian’s authority to rely on the oral instructions.

Section 9.2    RELIANCE ON OFFICER’S CERTIFICATE. Concurrently with the execution of this Agreement, and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian an officer’s certificate setting forth the names, titles, signatures and scope of authority of all individuals authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund. The certificate may be accepted and conclusively relied upon by the Custodian and shall be considered to be in full force and effect until receipt by the Custodian of a similar certificate to the contrary and the Custodian has had a reasonable time to act thereon.

Section 9.3    UNTIMELY PROPER INSTRUCTIONS. If the Custodian is not provided with reasonable time to execute a Proper Instruction (including any Proper Instruction not to execute, or any other modification to, a prior Proper Instruction), the Custodian will use good faith efforts to execute the Proper Instruction but will not be responsible or liable if the Custodian’s efforts are not successful (including any inability to change any actions that the Custodian had taken pursuant to the prior Proper Instruction). The inclusion of a statement of purpose or intent (or any similar notation) in a Proper Instruction shall not impose any additional obligations on the Custodian or condition or qualify its authority to effect the Proper Instruction. The Custodian will not assume a duty to ensure that the stated purpose or intent is fulfilled and will have no responsibility or liability when it follows the Proper Instruction without regard to such purpose or intent.

SECTION 10.	ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY.

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each Portfolio:

1)

Make payments to itself or others for normal and routine expenses to facilitate the settlement of securities transactions that are customary in the markets in which the Fund is trading and relating to the Custodian’s duties under this Agreement; provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

2)	Surrender securities or other financial assets in temporary form for securities or other financial assets in definitive form;

3)	Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

4)

In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and other financial assets of the Portfolio except as otherwise directed by the applicable Board.

SECTION 11.	RESERVED.

SECTION 12.	RECORDS.

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of each Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund’s request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. In the event that the Custodian is requested or authorized by a Fund, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of the Fund by state or federal regulatory agencies, to produce the records of the Fund or the Custodian’s personnel as witnesses, the Fund agrees to pay the Custodian for the Custodian’s reasonable time and expenses, as well as the reasonable fees and expenses of the Custodian’s counsel, incurred in responding to such request, order or requirement. The Custodian shall, to the extent permitted by law, provide notice to the applicable Fund promptly after receipt of any request for records by an entity other than such Fund. Upon request, the Custodian shall provide the applicable Fund with an update on the fees and expenses incurred in responding to any such requests for records.

SECTION 13.     FUND’S INDEPENDENT ACCOUNTANTS; REPORTS.

SECTION 13.1    OPINIONS. The Custodian shall take all reasonable action, as a Fund with respect to a Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with the preparation of the Fund’s Form N-1A or Form N-2, as applicable, and other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 13.2    REPORTS. Upon reasonable request of a Fund, the Custodian shall provide the Fund with a copy of the Custodian’s Service Organizational Control (SOC) 1 reports prepared in accordance with the requirements of AT section 801, Reporting on Controls at a Service Organization (formerly Statement on Standards for Attestation Engagements (SSAE) No. 16). The Custodian shall use commercially reasonable efforts to provide the Fund with such reports as the Fund may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-1 of the 1940 Act or similar legal and regulatory requirements.

SECTION 14.     CUSTODIAN’S STANDARD OF CARE; EXCULPATION.

14.1    STANDARD OF CARE. In carrying out the provisions of this Agreement, the Custodian shall act (i) with reasonable care and diligence and in good faith, (ii) without negligence, fraud, willful misconduct, willful omission or bad faith, and at least at the same standard of care as the Custodian provides for itself and its affiliates (“Affiliates”) with respect to similar services, and (iii) with the level of skill and care which would be expected from a reasonably skilled and experienced professional provider of services similar to the services provided under this Agreement. Subject to the terms of the Agreement, including any exculpatory language, the Custodian shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless and to the extent the Custodian fails to exercise such standard of care. Upon the occurrence of any event that causes or that the Custodian believes or a Portfolio reasonably believes will imminently cause any loss, damage or expense to any Portfolio, the Custodian (i) shall take and (ii) shall take all reasonable steps to cause any applicable sub-custodian to take all commercially reasonable steps (to the extent consistent with the Custodian’s obligations pursuant to Rules 17f-5 and 17f-7, as applicable) to mitigate the effects of such event and to avoid continuing harm to a Portfolio.

14.2    RELIANCE ON PROPER INSTRUCTIONS. The Custodian shall be entitled conclusively to rely and act upon Proper Instructions until the Custodian has received notice of any change from the Fund and has had a reasonable time to act thereon. The Custodian may act on a Proper Instruction if it reasonably believes that it contains sufficient information and may refrain from acting on any Proper Instructions until such time that it has determined, in its sole discretion, that is has received any required clarification or authentication of Proper Instructions. The Custodian may rely upon and shall be protected in acting upon any Proper Instruction or any other instruction, notice, request, consent, certificate or other instrument or paper reasonably believed by it in good faith to be genuine and to have been properly executed by or on behalf of the applicable Fund.

14.3     OTHER RELIANCE. The Custodian is authorized and instructed to rely upon the information that the Custodian receives from the Fund or any third party on behalf of the Fund. The Custodian shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any information supplied to it by or on behalf of any Fund. The Custodian shall have no liability in respect of any loss, cost or expense incurred or sustained by the Fund arising from the performance of the Custodian’s duties hereunder in reliance upon records that were maintained for the Fund by any individual or organization, other than the Custodian, prior to the Custodian’s appointment as custodian hereunder. The Custodian shall be entitled to rely on and may act upon reasonable advice of reputable counsel (who may be counsel for the Fund) on all matters and shall be without liability for any action reasonably taken or omitted in good faith pursuant to the advice; provided, however, that with respect to the reliance on such reasonable advice and the performance of any action or omission of any action upon such advice, the Custodian shall be required to conform to the standard of care set forth above. The Custodian and the applicable Funds shall mutually agree as to which entity will bear the cost of such advice of counsel.

14.4     LIABILITY FOR FOREIGN CUSTODIANS AND U.S. SUB-CUSTODIANS. The Custodian shall be liable for the acts or omissions of an Eligible Foreign Custodian and of any domestic sub-custodian selection by the Custodian to the same extent as if the action or omission were performed by the Custodian itself, taking into account the facts and circumstances and the established local market practices and laws prevailing in the particular jurisdiction in which the Fund elects to invest. If a Fund directs the Custodian to appoint a specific domestic sub-custodian, the Custodian shall, with respect to such domestic sub-custodian, be responsible only for losses arising from its own failure to meet the standard of care set forth in Section 14.1.

14.5     INSOLVENCY AND COUNTRY RISK. The Custodian shall in no event be liable for (a) the insolvency of any Eligible Foreign Custodian or U.S. sub-custodian, (b) the insolvency of any depositary bank maintaining in a deposit account cash denominated in any currency other than an “on book” currency, or (c) any loss, cost or expense incurred or sustained by a Fund or Portfolio resulting from or caused by Country Risk.

14.6     FORCE MAJEURE AND THIRD PARTY ACTIONS. The Custodian shall be without responsibility or liability to any Fund or Portfolio for: (a) events or circumstances beyond the reasonable control of the Custodian, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any currency or securities market or system, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, acts of war, revolution, riots or terrorism or other similar force majeure events or acts; (b) errors by any Fund, its Investment Advisor or any other duly authorized person in their instructions to the Custodian; (c) the insolvency of or acts or omissions by a U.S. Securities System, Foreign Securities System, Underlying Transfer Agent or a domestic sub-custodian designated by a Fund pursuant to Section 2.2; (d) the failure of any Fund, its Investment Advisor, Portfolio or any duly authorized individual or organization to adhere to the Custodian’s operational policies and procedures; (e) any delay or failure of any broker, agent, securities intermediary or other intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub-custodian or agent securities or other financial assets purchased or in the remittance or payment made in connection with securities or other financial assets sold; (f) any delay or failure of any organization in charge of registering or transferring securities or other financial assets in the name of the Custodian, any Fund, any Portfolio, the Custodian’s sub-custodians, nominees or agents including non-receipt of bonus, dividends and rights and other accretions or benefits; (g) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security, other financial asset, U.S. Securities System or Foreign Securities System; and (h) the effect of any provision of any law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

14.7     INDIRECT/SPECIAL/CONSEQUENTIAL DAMAGES. Notwithstanding any other provision set forth herein, in no event shall the Custodian be liable for any special, indirect, incidental, punitive or consequential damages of any kind whatsoever (including, without limitation, lost profits) with respect to the services provided pursuant to this Agreement, regardless of whether either party has been advised of the possibility of such damages.

14.8     DELIVERY OF PROPERTY. The Custodian shall not be responsible for any securities or other assets of a Portfolio which are not received by the Custodian or which are delivered out in accordance with Proper Instructions. The Custodian shall not be responsible for the title, validity or genuineness of any securities or other assets or evidence of title thereto received by it or delivered by it pursuant to this Agreement.

14.9     NO INVESTMENT ADVICE. The Custodian has no responsibility to monitor or oversee the investment activity undertaken by a Fund or its Investment Advisor or by a Portfolio. The Custodian has no duty to ensure or to inquire whether an Investment Advisor complies with any investment objectives or restrictions agreed upon between a Fund and the Investment Advisor or whether the Investment Advisor complies with its legal obligations under applicable securities laws or other laws, including laws intended to protect the interests of investors. The Custodian shall neither assess nor take any responsibility or liability for the suitability or appropriateness of the investments made by a Fund or a Portfolio or on its behalf.

14.10     COMMUNICATIONS. Subject to Section 14.1, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with securities or other financial assets of a Portfolio at any time held by the Custodian unless (a) the Custodian or the Eligible Foreign Custodian is in actual possession of such securities or other financial assets, (b) the Custodian receives Proper Instructions with regard to the exercise of the right or power, and (c) both of the conditions referred to in the foregoing clauses (a) and (b) have been satisfied at least three business days prior to the date on which the Custodian is to take action to exercise the right or power.

14.11     LOANED SECURITIES. Income due to each Portfolio on securities or other financial assets loaned shall be the responsibility of the applicable Fund. The Custodian will have no duty or responsibility in connection with loaned securities or other financial assets, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is entitled, except as may otherwise be mutually agreed to in writing between the Custodian and a Fund.

14.12     TRADE COUNTERPARTIES. A Fund’s receipt of securities or other financial assets from a counterparty in connection with any of its purchase transactions and its receipt of cash from a counterparty in connection with any sale or redemption of securities or other financial assets will be at the Fund’s sole risk, and the Custodian shall not be obligated to make demands on the Fund’s behalf if the Fund’s counterparty defaults. If a Fund’s counterparty fails to deliver securities, other financial assets or cash, the Custodian will, as its sole responsibility, notify the Fund’s Investment Advisor of the failure within a reasonable time after the Custodian became aware of the failure.

SECTION 15.	COMPENSATION AND INDEMNIFICATION OF CUSTODIAN; SECURITY INTEREST.

SECTION. 15.1     COMPENSATION. The Custodian shall be entitled to reasonable compensation for its services and expenses as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 15.2     INDEMNIFICATION. Each Portfolio severally and not jointly agrees to indemnify the Custodian and to hold the Custodian harmless from and against any loss, cost or expense sustained or incurred by the Custodian in acting or omitting to act under or in respect of this Agreement in a manner consistent with the standard of care set forth in Section 14.1, including, without limitation, (a) the Custodian’s compliance with Proper Instructions and (b) in connection with the provision of services to a Fund pursuant to Section 7, any obligations, including taxes, withholding and reporting requirements, claims for exemption and refund, additions for late payment, interest, penalties and other expenses, that may be assessed against the Fund, the Portfolio or the Custodian as custodian of the assets of the Fund or the Portfolio. If a Fund on behalf of a Portfolio instructs the Custodian to take any action with respect to securities or other financial assets, and the action involves the payment of money or may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable therefor, the Fund on behalf of the Portfolio, as a prerequisite to the Custodian taking the action, shall provide to the Custodian at the Custodian’s request such further indemnification in an amount and form satisfactory to the Custodian.

SECTION 15.3     SECURITY INTEREST. Each Fund hereby grants to the Custodian, to secure the payment and performance of the Fund’s obligations under this Agreement, whether contingent or otherwise, a security interest in and right of recoupment and setoff against all cash and all securities and other financial assets at any time held for the account of a Portfolio by or through the Custodian. The obligations include, without limitation, the Fund’s obligations to reimburse the Custodian if the Custodian or any of its Affiliates, subsidiaries or agents advances cash or securities or other financial assets to the Fund for any purpose (including but not limited to settlements of securities or other financial assets, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own negligence, as well as the Fund’s obligation to compensate the Custodian pursuant to Section 15.1 or indemnify the Custodian pursuant to Section 15.2. Should the Fund fail to reimburse or otherwise pay the Custodian any obligation under this Agreement promptly, the Custodian shall have the rights and remedies of a secured party under this Agreement, the UCC and other applicable law, including the right to utilize available cash and to sell or otherwise dispose of the Portfolio’s assets to the extent necessary to obtain payment or reimbursement. The Custodian may at any time decline to follow Proper Instructions to deliver out cash, securities or other financial assets if the Custodian determines in its reasonable discretion that, after giving effect to the Proper Instructions, the cash, securities or other financial assets remaining will not have sufficient value fully to secure the Fund’s payment or reimbursement obligations, whether contingent or otherwise.

SECTION 16.	EFFECTIVE PERIOD AND TERMINATION.

SECTION 16.1     TERM. This Agreement shall remain in full force and effect for an initial term of one (1) year from the effective date (the “Initial Term”). After the expiration of the Initial Term, this Agreement shall automatically renew for successive one (1) year terms. Following the Initial Term, this Agreement may be terminated by any Fund or Portfolio upon no less than ninety (90) days’ prior written notice to the Custodian, or by the Custodian upon no less than 180 days’ prior written notice to the applicable Fund or Portfolio.

SECTION 16.2     TERMINATION. Either party may terminate this Agreement as to a Fund or a Portfolio: (a) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either failed to cure, or failed to establish a remedial plan to cure that is reasonably acceptable to the non-breaching party, within 60 days’ written notice being given by the non-breaching party of the breach, or (b) in the event of the appointment of a conservator or receiver for the other party, the commencement by or against the other party of a bankruptcy or insolvency case or proceeding, or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction.

SECTION 16.3     PAYMENTS OWING TO THE CUSTODIAN. Upon termination of this Agreement pursuant to Section 16.1 or 16.2 with respect to any Fund or Portfolio, the applicable Fund shall pay to the Custodian any compensation then due and shall reimburse the Custodian for its other fees, expenses and charges. In the event of: (a) any Fund’s termination of this Agreement with respect to such Fund or a Portfolio of the Fund in any manner other than as set forth in Section 16.1 or 16.2 or (b) a transaction not in the ordinary course of business pursuant to which the Custodian is not retained to continue providing services hereunder to a Fund or

Portfolio (or its respective successor), the applicable Fund shall pay to the Custodian any compensation due through the end of the then-current term (based upon the average monthly compensation previously earned by the Custodian with respect to the Fund or Portfolio) and shall reimburse the Custodian for its other fees, expenses and charges. Upon receipt of such payment and reimbursement, the Custodian will deliver the Fund’s or Portfolio’s cash and its securities and other financial assets as set forth in Section 17.

SECTION 16.4     EXCLUSIONS. No full term payment will be required pursuant to clause (b) of Section 16.3 in the event of any transaction consisting of (a) the liquidation or dissolution of a Fund or a Portfolio and distribution of the Fund’s or Portfolio’s assets as a result of the Board’s determination in its reasonable business judgment that the Fund or Portfolio is no longer viable or that the liquidation is in the best interest of the Fund or such Portfolio, (b) a merger of a Fund or Portfolio into, or the consolidation of a Fund or Portfolio with, another organization or series, or (c) the sale by a Fund or Portfolio of all or substantially all of its assets to another organization or series and, in the case of a transaction referred to in the foregoing clause (b) or (c) the applicable Funds provide 90 days’ prior written notice in advance of the closing date of any such transactions.

SECTION 16.5     EFFECT OF TERMINATION. Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio. Following termination with respect to a Fund or Portfolio, the Custodian shall have no further responsibility to forward information under Section 3.8 or 5.8. The provisions of Sections 7, 14, 15 and 17 of this Agreement shall survive termination of this Agreement.

SECTION 17.	SUCCESSOR CUSTODIAN.

SECTION 17.1     SUCCESSOR APPOINTED. If a successor custodian shall be appointed for a Portfolio by its Board, the Custodian shall, upon termination of this Agreement and receipt of Proper Instructions, deliver to the successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder and shall transfer to an account of the successor custodian all of the securities and other financial assets of the Portfolio held in a U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent.

SECTION 17.2     NO SUCCESSOR APPOINTED. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of Proper Instructions, deliver at the office of the Custodian and transfer the cash and the securities and other financial assets of the Portfolio in accordance with the Proper Instructions.

SECTION 17.3     NO SUCCESSOR APPOINTED AND NO PROPER INSTRUCTIONS. If no successor custodian has been appointed and no Proper Instructions have been delivered to the Custodian on or before the termination of this Agreement, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder, and to transfer to an account of the bank or trust company all of the securities and other financial assets of the Portfolio held in any U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent. The transfer will be on such terms as are contained in this Agreement or as the Custodian may otherwise reasonably negotiate with the bank or trust company. Any compensation payable to the bank or trust company, and any cost or expense incurred by the Custodian, in connection with the transfer shall be for the account of the Portfolio.

SECTION 17.4     REMAINING PROPERTY. If any cash or any securities or other financial assets of the Portfolio held by the Custodian hereunder remain held by the Custodian after the termination of this Agreement owing to the failure of the applicable Fund to provide Proper Instructions, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian holds the cash or the securities or other financial assets (the existing agreed-to compensation at the time of termination shall be one indicator of what is considered fair compensation). The provisions of this Agreement relating to the duties, exculpation and indemnification of the Custodian shall apply in favor of the Custodian during such period.

SECTION 17.5     RESERVES. Notwithstanding the foregoing provisions of this Section 17, the Custodian may retain cash or securities or other financial assets of the Fund or Portfolio as a reserve reasonably established by the Custodian to secure the payment or performance of any obligations of the Fund or Portfolio secured by a security interest or right of recoupment or setoff in favor of the Custodian.

SECTION 18.     REMOTE ACCESS SERVICES ADDENDUM. The Custodian and each Fund agree to be bound by the terms of the Remote Access Services Addendum hereto.

SECTION 19.     LOAN SERVICES ADDENDUM. If a Fund directs the Custodian in writing to perform loan services, the Custodian and the Fund will be bound by the terms of the Loan Services Addendum attached hereto. The Fund shall reimburse Custodian for its fees and expenses related thereto as agreed upon from time to time in writing by the Fund and the Custodian.

SECTION 20.     GENERAL.

SECTION 20.1     GOVERNING LAW. Any and all matters in dispute between the parties hereto, whether arising from or relating to this Agreement, shall be governed by and construed in accordance with laws of the State of New York, without giving effect to any conflict of laws rules.

SECTION 20.2     [RESERVED]

SECTION 20.3     PRIOR AGREEMENTS; AMENDMENTS. This Agreement supersedes all prior agreements between each Fund on behalf of each of the Fund’s Portfolios and the Custodian relating to the custody of the Fund’s assets. This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.

SECTION 20.4     ASSIGNMENT; DELEGATION. This Agreement may not be assigned by (a) any Fund without the written consent of the Custodian or (b) the Custodian without the written consent of each applicable Fund. Notwithstanding the foregoing, the Custodian may assign this Agreement to a successor of all or a substantial portion of its business, or to an Affiliate of the Custodian upon ninety (90) days’ prior written notice to the Fund. The Custodian shall retain the right to employ its Affiliates to provide or assist it in the provision of any part of the services described herein or the discharge of any other obligations or duties under this Agreement without the consent or approval of any Fund. The Custodian may employ other agents, subcontractors, consultants and other third parties (each a “Delegate”) to provide the services stated herein to the Funds upon the prior written consent of the Funds. Except as otherwise provided below, the Custodian shall be responsible for the acts and omissions of any such Delegate or Affiliate so employed as if the Custodian had committed such acts and omissions itself. The Custodian shall be responsible for the compensation of its Delegates and Affiliates. Notwithstanding the foregoing, in no event shall the term Delegate include sub-custodians, Eligible Foreign Custodians, U.S. Securities Systems and Foreign Securities Systems, consultants, authorized data sources, suppliers of Custodian’s third party technology, providers of market infrastructure, and other non-affiliated entities that provide similar assistance to the Custodian in its performance of its duties under this Agreement, and the Custodian shall have no liability for their acts or omissions except as otherwise expressly provided elsewhere in this Agreement. The liability of the Custodian for the acts and omissions of sub-custodians, Eligible Foreign Custodians, U.S. Securities Systems and Foreign Securities Systems shall be as set forth in Section 14 above.

SECTION 20.5     INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties, provided that no such interpretive or additional provisions shall contravene any applicable laws or regulations or any provision of a Fund’s organic record and Prospectus. No interpretive or additional provisions made as provided in the preceding sentence shall be an amendment of this Agreement.

SECTION 20.6     ADDITIONAL FUNDS AND PORTFOLIOS.

20.6.1     ADDITIONAL FUNDS. If any management investment company in addition to those listed on Appendix A desires the Custodian to render services as custodian under the terms of this Agreement, the management investment company shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the management investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in Section 20.7 below.

20.6.2     ADDITIONAL PORTFOLIOS. If any Fund establishes a series in addition to the Portfolios set forth on Appendix A with respect to which the Fund desires the Custodian to render services as custodian under the terms of this Agreement, the Fund shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the series shall become a Portfolio hereunder.

SECTION 20.7     THE PARTIES; REPRESENTATIONS AND WARRANTIES. All references in this Agreement to the “Fund” are to each of the management investment companies listed on Appendix A, and each management investment company made subject to this Agreement in accordance with Section 20.6 above, individually, as if this Agreement were between the individual Fund and the Custodian. In the case of a series organization, all references in this Agreement to the “Portfolio” are to the individual series of the series organization on behalf of the individual series. Any reference in this Agreement to “the parties” shall mean the Custodian and such other individual Fund as to which the matter pertains.

20.7.1     FUND REPRESENTATIONS AND WARRANTIES. Each Fund hereby represents and warrants that (a) it is duly organized and validly existing in good standing in its jurisdiction of organization; (b) it has the requisite power and authority under applicable law and its organic record to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Fund’s ability to perform its duties and obligations under this Agreement; and (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

20.7.2     CUSTODIAN REPRESENTATIONS AND WARRANTIES. The Custodian hereby represents and warrants that (a) it is a trust company, duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) it has the requisite power and authority to carry on its business in the Commonwealth of Massachusetts; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Custodian’s ability to perform its duties and obligations under this Agreement; (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Custodian or any law or regulation applicable to it; and (f) it has and will maintain at least the minimum qualifications required by Section 17(f)(1) of the 1940 Act to act as custodian of the portfolio securities of each Portfolio.

SECTION 20.8     NOTICES. Any notice, instruction or other communication required to be given hereunder will, unless otherwise provided in this Agreement, be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:	c/o BLACKROCK FINANCIAL MANAGEMENT, INC.
100 Bellevue Parkway
Wilmington, DE 19809-3700
Attention: Neal Andrews
Telephone: 302-797-6179

To the Custodian:	STATE STREET BANK AND TRUST COMPANY
100 Summer Street
Boston, MA 02110
Attention: Anthony Ostler
Telephone: 617-664-9797

with a copy to:

STATE STREET BANK AND TRUST COMPANY
Legal Division – Global Services Americas
One Lincoln Street
Boston, MA 02110
Attention: Senior Vice President and Senior Managing Counsel

SECTION 20.9     COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received in electronically transmitted form.

SECTION 20.10     SEVERABILITY; NO WAIVER. If any provision of this Agreement shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on any occasion or the failure of a party hereto to exercise or any delay in exercising any right or remedy under this Agreement shall not constitute a waiver of any the term, right or remedy or a waiver of any other rights or remedies, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

SECTION 20.11     CONFIDENTIALITY. All information provided under this Agreement by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations shall be treated as confidential. Subject to Section 20.12 below, all confidential information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its Affiliates, including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its Affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

SECTION 20.12     USE OF DATA.

(a)     In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Custodian (which term for purposes of this Section 20.12 includes each of its Affiliates) may collect and store information regarding the Funds or Portfolios (“Fund Information”) and share such Fund Information with its Affiliates, agents, delegates and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between a Fund and the Custodian or any of its Affiliates and (ii) to carry out the internal management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance.

(b)     Except as expressly contemplated by this Agreement, nothing in this Section 20.12 shall limit the confidentiality and data-protection obligations of the Custodian and its Affiliates under this Agreement and applicable law. The Custodian shall cause any Affiliate, agent or service provider to which it has disclosed Data pursuant to this Section 20.12 to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

SECTION 20.13     DATA PRIVACY. The Custodian will implement and maintain a written information security program that contains appropriate security measures to safeguard the personal information of the Funds’ shareholders, employees, directors and officers that the Custodian receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. The term, “personal information”, as used in this Section, means (a) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security number, (ii) driver’s license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person’s account, or (b) any combination of any of the foregoing that would allow a person to log onto or access an individual’s account. The term does not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

SECTION 20.14     LIMITATION ON LIABILITY OF TRUSTEES. Notice is hereby given that this Agreement is not executed on behalf of any directors or trustees of any Fund as individuals, and the obligations of this Agreement are not binding on any of the directors, trustees, officers, shareholders or partners of any Fund individually, but are binding only upon the property of each Fund or Portfolio. In relation to each Fund which is a business trust, this Agreement is executed and made by the Trustees of the Fund not individually, but as trustees under the Declarations of Trust of the Fund and the obligations of this Agreement are not binding upon any of such Trustees or upon any of the shareholders of the Fund individually, but bind only the trust estate of the Fund. The Custodian agrees that no shareholder, director, trustee, officer or partner of any Fund may be held personally liable or responsible for any obligations of any Fund arising out of this Agreement.

SECTION 20.15     REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, addenda, exhibits, appendices, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 20.16     REGULATION GG. Each Fund represents and warrants that it does not engage in an “Internet gambling business,” as such term is defined in Section 233.2(r) of Federal Reserve Regulation GG (12 CFR 233) and covenants that it shall not engage in an Internet gambling business. In accordance with Regulation GG, each Fund is hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Regulation GG, are prohibited in any dealings with the Custodian pursuant to this Agreement or otherwise between or among any party hereto.

SECTION 20.17     SHAREHOLDER COMMUNICATIONS ELECTION. SEC Rule 14b-2 requires banks that hold securities, as that term is used in federal securities laws, for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, as may be applicable, the Custodian needs each Fund to indicate whether it authorizes the Custodian to provide such Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If a Fund tells the Custodian “no,” the Custodian will not provide this information to requesting companies. If a Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule, as applicable, to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For a Fund’s protection, the Rule, as applicable, prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES   ☐     The Custodian is authorized to release the Fund’s name, address, and share positions.

NO     ☒     The Custodian is not authorized to release the Fund’s name, address, and share positions.

[Remainder of the page intentionally left blank]

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf by its duly authorized representative under seal as of the date first above-written.

EACH OF ENTITIES
SET FORTH ON APPENDIX A HERETO

By:	/s/ Neal Andrews
Name:	Neal Andrews
Title:	CFO

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Appendix A

APPENDIX A

TO

MASTER CUSTODIAN AGREEMENT

Open-End Funds

		BLK Ticker	Custody Account #
BlackRock California Municipal Series Trust
1.	BlackRock California Municipal Opportunities Fund	BR-CAMO	LCP2
BlackRock FundsSM
2.	BlackRock Advantage Emerging Markets Fund	BR_EMR-AGG	0CNC
3.	BlackRock Emerging Markets Equity Strategies Fund	BR_EMES-AG	0CRC
4.	BlackRock Global Long/Short Equity Fund	BR_GLS-AGG	0CNK
5.	BlackRock Impact U.S. Equity Fund	BR_IMPR3	89iE
6.	BlackRock Total Emerging Markets Fund	BR_EMAL-AG	0CPC
7.	iShares Developed Real Estate Index Fund	MF_DRE	0CiE
8.	iShares Edge MSCI Min Vol EAFE Index Fund	BR_MVEAFE	0CiO
9.	iShares Edge MSCI Min Vol USA Index Fund	BR_MVUSA	0CiN
10.	iShares Edge MSCI Multifactor Intl Index Fund	BR_MFINT	0CiM
11.	iShares Edge MSCI Multifactor USA Index Fund	BR_MFUSA	0CiL
12.	iShares Edge MSCI USA Momentum Factor Index Fund	BR_USAMF	0CiP
13.	iShares Edge MSCI USA Quality Factor Index Fund	BR_USAQF	0CiQ
14.	iShares Edge MSCI USA Size Factor Index Fund	BR_USASF	0CiR
15.	iShares Edge MSCI USA Value Factor Index Fund	BR_USAVF	0CiS
16.	iShares MSCI Asia ex Japan Index Fund	MF_AASXJ	0CiD
17.	iShares MSCI Developed World Index Fund	MF_URTH	0CiA
18.	iShares Municipal Bond Index Fund	BR-NMDX	0CiV
19.	iShares Russell Mid-Cap Index Fund	MF_IWR	0CiB
20.	iShares Russell Small/Mid-Cap Index Fund	MF_SMC	0CiG
21.	iShares Short-Term TIPS Bond Index Fund	BR_TIPS0	0CiH
22.	iShares Total U.S. Stock Market Index Fund	MF_IWV	0CiF
BlackRock Funds III
23.	BlackRock LifePath Dynamic Retirement Portfolio	FF_MIPRET	0BC0
24.	BlackRock LifePath Dynamic 2020 Portfolio	FF_MIP2020	0BC2
25.	BlackRock LifePath Dynamic 2025 Portfolio	FF_MIP2025	0CJA
26.	BlackRock LifePath Dynamic 2030 Portfolio	FF_MIP2030	0BC3
27.	BlackRock LifePath Dynamic 2035 Portfolio	FF_MIP2035	0CJB
28.	BlackRock LifePath Dynamic 2040 Portfolio	FF_MIP2040	0BC4
29.	BlackRock LifePath Dynamic 2045 Portfolio	FF_MIP2045	0CJD
30.	BlackRock LifePath Dynamic 2050 Portfolio	FF_MIP2050	0BC5
31.	BlackRock LifePath Dynamic 2055 Portfolio	FF_MIP2055	0CJE
32.	BlackRock LifePath Dynamic 2060 Portfolio	FF_MIP2060	0CS1
33.	BlackRock LifePath Index Retirement Portfolio	FFIRET	0CMA
34.	BlackRock LifePath Index 2020 Portfolio	FFI2020	0CMB
35.	BlackRock LifePath Index 2025 Portfolio	FFI2025	0CMD
36.	BlackRock LifePath Index 2030 Portfolio	FFI2030	0CME
37.	BlackRock LifePath Index 2035 Portfolio	FFI2035	0CMF
38.	BlackRock LifePath Index 2040 Portfolio	FFI2040	0CMG
39.	BlackRock LifePath Index 2045 Portfolio	FFI2045	0CMH

A-1

40.	BlackRock LifePath Index 2050 Portfolio	FFI2050	0CMi
41.	BlackRock LifePath Index 2055 Portfolio	FFI2055	0CMJ
42.	BlackRock LifePath Index 2060 Portfolio	FFI2060	0CMY
43.	iShares Russell 1000 Large-Cap Index Fund	FFMFR1IN	0CMN
44.	iShares S&P 500 Index Fund	FF-WFSPX	0BC7
45.	iShares MSCI Total International Index Fund	FFACXUS	0CHX
46.	iShares U.S. Aggregate Bond Index Fund	FF-WFBIX	0BC6
BlackRock Funds IV
47.	BlackRock Alternative Capital Strategies Fund	BR-ACS-AG	0CQK
48.	BlackRock Impact Bond Fund	BR-IMPBD	89iF
BlackRock Funds V
49.	BlackRock Emerging Markets Bond Fund	BR-EMDHD	89KF
50.	BlackRock Emerging Markets Local Currency Bond Fund	BR-EMDLCL	89KG
BlackRock Funds VI
51.	BlackRock CoreAlpha Bond Fund	FFMIPCORA	0CHU
BlackRock Mid Cap Dividend Series, Inc.
52.	BlackRock Mid Cap Dividend Fund	BR_MVO_AG	LCP0
BlackRock Municipal Bond Fund, Inc.
53.	BlackRock High Yield Municipal Fund	BR-HYMUNI	LCP6
54.	BlackRock National Municipal Fund	BR-NATL	LCP8
55.	BlackRock Short-Term Municipal Fund	BR-STMUNI	LCP9
BlackRock Municipal Series Trust
56.	BlackRock Strategic Municipal Opportunities Fund	BR-SMO-AG	89KC
BlackRock Multi-State Municipal Series Trust
57.	BlackRock New Jersey Municipal Bond Fund	BR-NJMUNI	8969
58.	BlackRock New York Municipal Opportunities Fund	BR-NYMO	8938
59.	BlackRock Pennsylvania Municipal Bond Fund	BR-PAMUNI	8951
BlackRock Index Funds, Inc.
60.	iShares MSCI EAFE International Index Fund	MF_INTL	LCW1
61.	iShares Russell 2000 Small -Cap Index Fund	FF_SC	89Q5
Master Investment Portfolio
62.	Active Stock Master Portfolio	MIPCORE-AG	0BEC
63.	International Tilts Master Portfolio	INTLLP	0CR0
64.	Large Cap Index Master Portfolio	MFR1INDX	0CML
65.	LifePath Dynamic Retirement Master Portfolio	MIP2000-AG	0BQC
66.	LifePath Dynamic 2020 Master Portfolio	MIP2020-AG	0BRC
67.	LifePath Dynamic 2025 Master Portfolio	MIP2025-AG	0CJC
68.	LifePath Dynamic 2030 Master Portfolio	MIP2030-AG	0BRK
69.	LifePath Dynamic 2035 Master Portfolio	MIP2035-AG	0CJK
70.	LifePath Dynamic 2040 Master Portfolio	MIP2040-AG	0BSC
71.	LifePath Dynamic 2045 Master Portfolio	MIP2045-AG	0CMC
72.	LifePath Dynamic 2050 Master Portfolio	MIP2050-AG	0BSK
73.	LifePath Dynamic 2055 Master Portfolio	MIP2055-AG	0CMK
74.	LifePath Dynamic 2060 Master Portfolio	MIP2060-AG	0CSK
75.	LifePath Index Retirement Master Portfolio	MIPIRET	0CLA
76.	LifePath Index 2020 Master Portfolio	MIPI2020	0CLB
77.	LifePath Index 2025 Master Portfolio	MIPI2025	0CLD
78.	LifePath Index 2030 Master Portfolio	MIPI2030	0CLE
79.	LifePath Index 2035 Master Portfolio	MIPI2035	0CLF
80.	LifePath Index 2040 Master Portfolio	MIPI2040	0CLG
81.	LifePath Index 2045 Master Portfolio	MIPI2045	0CLH
82.	LifePath Index 2050 Master Portfolio	MIPI2050	0CLi

A-2

83.	LifePath Index 2055 Master Portfolio	MIPI2055	0CLJ
84.	LifePath Index 2060 Master Portfolio	MIPI2060	0CLY
85.	S&P 500 Index Master Portfolio	MIPSP	0BAM
86.	Total International ex-U.S. Index Master	MFACXUS	0CHW
87.	U.S. Total Bond Index Master Portfolio	MIP_AGG	0BAL
Master Investment Portfolio II
88.	CoreAlpha Bond Master Portfolio	MIP_CORA	0BDY

Quantitative Master Series, LLC
89.	Master Small Cap Index Series	MF_SC-AGG	89QC
90.	BlackRock Equity Dividend Fund	BR_EDF	8935
91.	BlackRock Natural Resources Trust	BR_NRT	LCQ2
92.	BlackRock Strategic Global Bond Fund, Inc.	BR-WI-AGG	896K

Closed-End Funds

93.	BIT Subsidiary, LLC		89DB
94.	BlackRock 2022 Global Opportunity Income Trust	BGIO	89KE
95.	BlackRock California Municipal Income Trust	BFZ	D2H1
96.	BlackRock Core Bond Trust	BHK-AGG	D2i2
97.	BlackRock Corporate High Yield Fund, Inc.	HYT	8986
98.	BlackRock Credit Allocation Income Trust	BTZ-PREF	D2iM
99.	BlackRock Debt Strategies Fund, Inc.	DSU	LCPI
100.	BlackRock Energy and Resources Trust	BGR	LCXA
101.	BlackRock Enhanced Capital & Income Fund, Inc.	CII-EG	LCXB
102.	BlackRock Enhanced Equity Dividend Trust	BDJ	LCXD
103.	BlackRock Enhanced Global Dividend Trust	BGO	LCXE
104.	BlackRock Enhanced Government Fund, Inc.	EGF	89E8
105.	BlackRock Enhanced International Dividend Trust	BGY-AGG	LCXG
106.	BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	89D9
107.	BlackRock Floating Rate Income Trust	BGT2	D2i8
108.	BlackRock Florida Municipal 2020 Term Trust	BFO	D1Z8
109.	BlackRock Health Sciences Trust	BME	LCXF
110.	BlackRock Income Trust, Inc.	BKT	2i14
111.	BlackRock Investment Quality Municipal Trust, Inc.	BKN	B158
112.	BlackRock Limited Duration Income Trust	BLW	D2i7
113.	BlackRock Long-Term Municipal Advantage Trust	BTA	D0Z8
114.	BlackRock Maryland Municipal Bond Trust	BZM	D0Z3
115.	BlackRock Massachusetts Tax-Exempt Trust	MHE	89L5
116.	BlackRock Multi-Sector Income Trust	BIT-AGG	89K1
117.	BlackRock Multi-Sector Opportunities Trust Series	MSO-AGG	89JC
118.	BlackRock Municipal 2020 Term Trust	BKK	D1Z9
119.	BlackRock Municipal 2030 Target Term Trust	BTT2	89R7
120.	BlackRock Municipal Bond Trust	BBK	D0Z2
121.	BlackRock Municipal Income Investment Quality Trust	BAF	D1Z5
122.	BlackRock Municipal Income Investment Trust	BBF	D2H2
123.	BlackRock Municipal Income Quality Trust	BYM	D1Z4
124.	BlackRock Municipal Income Trust	BFK	D2H5
125.	BlackRock Municipal Income Trust II	BLE	D1Z1
126.	BlackRock Muni Intermediate Duration Fund, Inc.	MUI	89D5
127.	BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	89D7
128.	BlackRock MuniAssets Fund, Inc.	MUA	LCQA

A-3

129.	BlackRock MuniEnhanced Fund, Inc.	MEN	8928
130.	BlackRock MuniHoldings California Quality Fund, Inc.	MUC	LCQB
131.	BlackRock MuniHoldings Fund, Inc.	MHD	LCQD
132.	BlackRock MuniHoldings Fund II, Inc.	MUH	LCQE
133.	BlackRock MuniHoldings Investment Quality Fund	MFL	LCQG
134.	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	LCQH
135.	BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	LCQJ
136.	BlackRock MuniHoldings Quality Fund, Inc.	MUS	LCQF
137.	BlackRock MuniHoldings Quality Fund II, Inc.	MUE	89B4
138.	BlackRock MuniVest Fund, Inc.	MVF	LCQL
139.	BlackRock MuniVest Fund II, Inc.	MVT	LCQM
140.	BlackRock MuniYield Arizona Fund, Inc.	MZA	LCQN
141.	BlackRock MuniYield California Fund, Inc.	MYC	LCQP
142.	BlackRock MuniYield California Quality Fund, Inc.	MCA2	8958
143.	BlackRock MuniYield Fund, Inc.	MYD	LCQR
144.	BlackRock MuniYield Investment Fund	MYF	LCQU
145.	BlackRock MuniYield Investment Quality Fund	MFT	LCQS
146.	BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	LCQV
147.	BlackRock MuniYield New Jersey Fund, Inc.	MYJ	LCQX
148.	BlackRock MuniYield New York Quality Fund, Inc.	MYN	LCQZ
149.	BlackRock MuniYield Pennsylvania Quality Fund	MPA	8956
150.	BlackRock MuniYield Quality Fund, Inc.	MQY	8952
151.	BlackRock MuniYield Quality Fund II, Inc.	MQT	LCQ1
152.	BlackRock MuniYield Quality Fund III, Inc.	MYI	8932
153.	BlackRock New York Municipal Income Quality Trust	BSE	D1Z7
154.	BlackRock New York Municipal Bond Trust	BQH	D0Z1
155.	BlackRock New York Municipal Income Trust	BNY	D2H3
156.	BlackRock New York Municipal Income Trust II	BFY	D1Z2
157.	BlackRock Resources and Commodities Strategy Trust	BCX-AGG	LCXH
158.	BlackRock Science & Technology Trust	BST	LCXI
159.	BlackRock Strategic Municipal Trust	BSD	B195
160.	BlackRock Taxable Municipal Bond Trust	BBN	89J1
161.	BlackRock Utilities, Infrastructure & Power Opportunties Trust	BUI	LCXJ
162.	BlackRock Virginia Municipal Bond Trust	BHV	D0Z5
163.	DSU Subsidiary, LLC		LCSV
164.	FRA Subsidiary, LLC		89Y6

Money Market Funds

BlackRock Financial Institutions Series Trust
165.	Summit Cash Reserves Fund	L-SCR	LCRG
BlackRock Funds III
166.	BlackRock Cash Funds: Institutional	FFCIXX	0BBO
167.	BlackRock Cash Funds: Treasury	FFCTXX	0BBL
SL Liquidity Series, LLC
168.	Money Market Series	L-MMS	C7G7
Funds for Institutions Series
169.	BlackRock Premier Government Institutional Fund	FF-L-PI	89M5
170.	BlackRock Select Treasury Strategies Institutional Fund	FF-L-SI	89M2
171.	BlackRock Treasury Strategies Institutional Fund	FF-L-IF	89M6
172.	FFI Government Fund	L-GF	8902

A-4

173.	FFI Treasury Fund	L-TF	8905
Retirement Series Trust
174.	Retirement Reserves Money Fund	L-RR	LCQ6
Master Institutional Money Market LLC
175.	Master Premier Government Institutional Portfolio	MF_L_PI	89A1
176.	Master Treasury Strategies Institutional Portfolio	MF_L_IF	8901
Master Investment Portfolio
177.	Money Market Master Portfolio	MIPMMF	0BB3
178.	Treasury Money Market Master Portfolio	TREASMM	0BB2
179.	Ready Assets Government Liquidity Fund	L-RAT	LCQ3
180.	Ready Assets U.S. Treasury Money Fund	BR-TSYMM	LCQ4

Cayman Subsidiaries

181.	BlackRock Cayman Emerging Markets Allocation Fund, Ltd.	BR_EMAL-KY	0CPE
182.	BlackRock Cayman Resources and Commodities Strategy Fund, Ltd.	BCX-CA	LCXH
183.	Strategic Global Bond Fund (Cayman)	BR-WI-CAY	896B

A-5

REMOTE ACCESS SERVICES ADDENDUM

TO MASTER CUSTODIAN AGREEMENT

ADDENDUM to that certain Master Custodian Agreement (the “Custodian Agreement”) by and between each BlackRock Management Investment Company listed in Appendix A hereto (the “Customer”) and State Street Bank and Trust Company, including its subsidiaries and affiliates (“State Street”).

State Street has developed and/or utilizes proprietary or third-party accounting and other systems in conjunction with the services that State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its ownership and/or control that it makes available to its customers (the “Remote Access Services”).

The Services

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties who agree to abide by the terms of this Addendum (“Authorized Designees”) with access to State Street proprietary and third-party systems as may be offered by State Street from time to time (each, a “System”) on a remote basis.

Security Procedures

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security devices and procedures as may be issued or required from time to time by State Street or its third-party vendors for use of the System and access to the Remote Access Services. The Customer is responsible for any use and/or misuse of the System and Remote Access Services by its Authorized Designees. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street and State Street may restrict access of the System and Remote Access Services by the Customer or any Authorized Designee for security reasons or noncompliance with the terms of this Addendum at any time.

Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the fee schedule in effect from time to time between the parties. The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know- how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary and

i

intellectual property rights of State Street and third-party vendors related thereto are the exclusive, valuable and confidential proprietary property of State Street and its relevant licensors and third-party vendors (the “Proprietary Information”). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street’s databases, including data from third-party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street’s customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way, enhance, copy or otherwise create derivative works based upon the System, nor will the Customer or its Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street or its third-party licensors and vendors inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State Street represents and warrants that it is the owner of and/or has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology including, but not limited to the use of the Internet, and the necessity of relying upon third-party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided “AS IS” without warranty express or implied including as to availability of the System, and the Customer and its Authorized Designees shall be solely responsible for the use of the System and Remote Access Services and investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors and third-party vendors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall any party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party’s control.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS AND THIRD-PARTY VENDORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at its option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to or use of State Street proprietary systems by the Customer under this Addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding, cooperates with State Street in the defense of such claim or proceeding and allows State Street sole control over such claim or proceeding. Should the State Street proprietary system or any part thereof become, or in State Street’s opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent, copyright or trade secret laws, State Street shall have the right, at State Street’s sole option, to (i) procure for the Customer the right to continue using the State Street proprietary system, (ii) replace or modify the State Street proprietary system so that the State Street proprietary system becomes noninfringing, or (iii) terminate this Addendum without further obligation. This section constitutes the sole remedy to the Customer for the matters described in this section.

Termination

Either party to the Custodian Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of any service agreement applicable to the Customer. The Customer’s use of any third-party System is contingent upon its compliance with any terms of use of such system imposed by such third party and State Street’s continued access to, and use of, such third-party system. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees and immediately cease access to the System and Remote Access Services. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum constitutes the entire understanding of the parties to the Custodian Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

By its execution of the Custodian Agreement, the Customer: (a) confirms to State Street that it informs all Authorized Designees of the terms of this Addendum; (b) accepts responsibility for its and its Authorized Designees’ compliance with the terms of this Addendum; and (c) indemnifies and holds State Street harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities arising from any failure of the Customer or any of its Authorized Designees to abide by the terms of this Addendum.

LOAN SERVICES ADDENDUM

TO CUSTODIAN AGREEMENT

ADDENDUM to that certain Master Custodian Agreement (the “Custodian Agreement”) by and between each BlackRock Management Investment Company listed in Appendix A hereto (the “Company”) and State Street Bank and Trust Company, including its subsidiaries and other affiliates (the “Custodian”).

The following provisions will apply with respect to interests in commercial loans, including loan participations, whether the loans are bilateral or syndicated and whether any obligor is located in or outside of the United States (collectively, “Loans”), made or acquired by the Company.

SECTION 1.     PAYMENT CUSTODY. If the Company wishes the Custodian to receive payments directly with respect to a Loan for credit to the bank account maintained by the Custodian for the Company under the Custodian Agreement,

(a)     the Company will cause the Custodian to be named as the Company’s nominee for payment purposes under the relevant financing documents, e.g., in the case of a syndicated loan, the administrative contact for the agent bank, and otherwise provide for the payment to the Custodian of the payments with respect to the Loan; and

(b)     the Custodian will credit to the bank account maintained by the Custodian for the Company under the Custodian Agreement any payment on or in respect of the Loan actually received by the Custodian and identified as relating to the Loan, but with any amount credited being conditional upon clearance and actual receipt by the Custodian of final payment.

SECTION 2.     MONITORING. If the Company wishes the Custodian to monitor payments on and forward notices relating to a Loan,

(a)     the Company will deliver, or cause to be delivered, to the Custodian a schedule identifying the amount and due dates of the scheduled principal payments, the scheduled interest payment dates and related payment amount information, and such other information with respect to the Loan as the Custodian may reasonably require in order to perform its services hereunder (collectively, “Loan Information”) and in such form and format as the Custodian may reasonably request; and

(b)     the Custodian will (i) if the amount of a principal, interest, fee or other payment with respect to the Loan is not received by the Custodian on the date on which the amount is scheduled to be paid as reflected in the Loan Information, provide a report to the Company that the payment has not been received and (ii) if the Custodian receives any consent solicitation, notice of default or similar notice from any syndication agent, lead or obligor on the Loan, undertake reasonable efforts to forward the notice to the Company.

SECTION 3.     EXCULPATION OF THE CUSTODIAN.

(a)     Payment Custody and Monitoring. The Custodian will have no liability for any delay or failure by the Company or any third party in providing Loan Information to the Custodian or for any inaccuracy or incompleteness of any Loan Information. The Custodian will have no obligation to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness any Loan Information or other information or notices received by the Custodian in respect of the Loan. The Custodian will be entitled to (i) rely upon the Loan Information provided to it by or on behalf of the Company or any other information or notices that the Custodian may receive from time to time from any syndication agent, lead or obligor or any similar party with respect to the Loan and (ii) update its records on the basis of such information or notices as may from time to time be received by the Custodian.

(b)     Any Service. The Custodian will have no obligation to (i) determine whether any necessary steps have been taken or requirements have been met for the Company to have acquired good or record title to a Loan, (ii) ensure that the Company’s acquisition of the Loan has been authorized by the Company, (iii) collect past due payments on the Loan, preserve any rights against prior parties, exercise any right or perform any obligation in connection with the Loan (including taking any action in connection with any consent solicitation, notice of default or similar notice received from any syndication agent, lead or obligor on the Loan) or otherwise take any other action to enforce the payment obligations of any obligor on the Loan, (iv) become itself the record title holder of the Loan or (v) make any advance of its own funds with respect to the Loan.

(c)     Miscellaneous. The Custodian will not be considered to have been or be charged with knowledge of the sale of a Loan by the Company, unless and except to the extent that the Custodian shall have received written notice of the sale from the Company and the proceeds of the sale have been received by the Custodian for credit to the bank account maintained by the Custodian for the Company under the Custodian Agreement. If any question arises as to the Custodian’s duties under this Addendum, the Custodian may request instructions from the Company and will be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Company. The Custodian will in all events have no liability, risk or cost for any action taken or omitted with respect to the Loan pursuant to Proper Instructions. The Custodian will have no responsibilities or duties whatsoever with respect to the Loan except as are expressly set forth in this Addendum.

v

Global Custody Network

Schedule A

JUNE 30, 2018

MARKET	SUBCUSTODIAN	ADDRESS
Albania	Raiffeisen Bank sh.a.	Blv. “Bajram Curri” ETC – Kati 14 Tirana, Albania

Argentina	Citibank, N.A.	Bartolome Mitre 530 1036 Buenos Aires, Argentina

Australia	The Hongkong and Shanghai Banking Corporation Limited	HSBC Securities Services Level 3, 10 Smith St., Parramatta, NSW 2150, Australia

Austria	Deutsche Bank AG (operating through its Frankfurt branch with support from its Vienna branch)	Fleischmarkt 1 A-1010 Vienna, Austria

	UniCredit Bank Austria AG	Global Securities Services Austria Rothschildplatz 1 A-1020 Vienna, Austria

Bahrain	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	1st Floor, Bldg. #2505 Road # 2832, Al Seef 428 Kingdom of Bahrain

Bangladesh	Standard Chartered Bank	Silver Tower, Level 7 52 South Gulshan Commercial Area Gulshan 1, Dhaka 1212, Bangladesh

Belgium	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Brussels branch)	De Entree 195 1101 HE Amsterdam, Netherlands

Benin	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Bermuda	HSBC Bank Bermuda Limited	6 Front Street Hamilton, HM06, Bermuda

STATE STREET CORPORATION    1

Federation of Bosnia and Herzegovina	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina

Botswana	Standard Chartered Bank Botswana Limited	4th Floor, Standard Chartered House Queens Road The Mall Gaborone, Botswana

Brazil	Citibank, N.A.	AV Paulista 1111 São Paulo, SP 01311-920 Brazil

Bulgaria	Citibank Europe plc, Bulgaria Branch	Serdika Offices, 10th floor 48 Sitnyakovo Blvd. 1505 Sofia, Bulgaria
	UniCredit Bulbank AD	7 Sveta Nedelya Square 1000 Sofia, Bulgaria

Burkina Faso	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Canada	State Street Trust Company Canada	30 Adelaide Street East, Suite 800 Toronto, ON Canada M5C 3G6

Chile	Itaú CorpBanca S.A.	Presidente Riesco Street # 5537 Floor 18 Las Condes, Santiago de Chile

People’s Republic of China	HSBC Bank (China) Company Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	33rd Floor, HSBC Building, Shanghai IFC 8 Century Avenue Pudong, Shanghai, China (200120)
	China Construction Bank Corporation	No. 1 Naoshikou Street Chang An Xing Rong Plaza Beijing 100032-33, China

China Connect	Citibank N.A.	39/F., Champion Tower 3 Garden Road Central, Hong Kong
	The Hongkong and Shanghai Banking Corporation Limited	Level 30, HSBC Main Building 1 Queen’s Road Central, Hong Kong
	Standard Chartered Bank (Hong Kong) Limited	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong

Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	Carrera 9A, No. 99-02 Bogotá DC, Colombia

STATE STREET CORPORATION    2

Costa Rica	Banco BCT S.A.	160 Calle Central Edificio BCT San José, Costa Rica

Croatia	Privredna Banka Zagreb d.d.	Custody Department Radnička cesta 50 10000 Zagreb, Croatia

	Zagrebacka Banka d.d.	Savska 60 10000 Zagreb, Croatia

Cyprus	BNP Paribas Securities Services, S.C.A., Greece (operating through its Athens branch)	2 Lampsakou Str. 115 28 Athens, Greece

Czech Republic	Československá obchodní banka, a.s.	Radlická 333/150 150 57 Prague 5, Czech Republic
	UniCredit Bank Czech Republic and Slovakia, a.s.	BB Centrum – FILADELFIE Želetavská 1525/1 140 92 Praha 4 - Michle, Czech Republic

Denmark	Nordea Bank AB (publ), Sweden (operating through its branch, Nordea Danmark, Filial af Nordea Bank AB (publ), Sverige)	Strandgade 3 0900 Copenhagen C, Denmark
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Copenhagen branch)	Bernstorffsgade 50 1577 Copenhagen, Denmark

Egypt	HSBC Bank Egypt S.A.E. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	6th Floor 306 Corniche El Nil Maadi, Cairo, Egypt

Estonia	AS SEB Pank	Tornimäe 2 15010 Tallinn, Estonia

Finland	Nordea Bank AB (publ), Sweden (operating through its branch, Nordea Bank AB (publ), Finnish branch)	Satamaradankatu 5 00500 Helsinki, Finland
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Helsinki branch)	Securities Services Box 630 SF-00101 Helsinki, Finland

France	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Paris branch)	De Entree 195 1101 HE Amsterdam, Netherlands

Republic of Georgia	JSC Bank of Georgia	29a Gagarini Str. Tbilisi 0160, Georgia

Germany	State Street Bank International GmbH	Brienner Strasse 59 80333 Munich, Germany

	Deutsche Bank AG	Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn, Germany

STATE STREET CORPORATION    3

Ghana	Standard Chartered Bank Ghana Limited	P. O. Box 768 1st Floor High Street Building Accra, Ghana

Greece	BNP Paribas Securities Services, S.C.A.	2 Lampsakou Str. 115 28 Athens, Greece

Guinea-Bissau	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Hong Kong	Standard Chartered Bank (Hong Kong) Limited	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong

Hungary	Citibank Europe plc Magyarországi Fióktelepe	7 Szabadság tér, Bank Center Budapest, H-1051 Hungary
	UniCredit Bank Hungary Zrt.	6th Floor Szabadság tér 5-6 H-1054 Budapest, Hungary

Iceland	Landsbankinn hf.	Austurstræti 11 155 Reykjavik, Iceland

India	Deutsche Bank AG	Block B1, 4th Floor, Nirlon Knowledge Park Off Western Express Highway Goregaon (E) Mumbai 400 063, India
	The Hongkong and Shanghai Banking Corporation Limited	11F, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway Goregaon (East), Mumbai 400 063, India

Indonesia	Deutsche Bank AG	Deutsche Bank Building, 4th floor Jl. Imam Bonjol, No. 80 Jakarta 10310, Indonesia

Ireland	State Street Bank and Trust Company, United Kingdom branch	Quartermile 3 10 Nightingale Way Edinburgh EH3 9EG, Scotland

Israel	Bank Hapoalim B.M.	50 Rothschild Boulevard Tel Aviv, Israel 61000

Italy	Deutsche Bank S.p.A.	Investor Services Via Turati 27 – 3rd Floor 20121 Milan, Italy

STATE STREET CORPORATION    4

Ivory Coast	Standard Chartered Bank Côte d’Ivoire S.A.	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Japan	Mizuho Bank, Limited	Shinagawa Intercity Tower A 2-15-1, Konan, Minato-ku Tokyo 108-6009, Japan
	The Hongkong and Shanghai Banking Corporation Limited	HSBC Building 11-1 Nihonbashi 3-chome, Chuo-ku Tokyo 1030027, Japan

Jordan	Standard Chartered Bank	Shmeissani Branch Al-Thaqafa Street, Building # 2 P.O. Box 926190 Amman 11110, Jordan

Kazakhstan	JSC Citibank Kazakhstan	Park Palace, Building A, 41 Kazibek Bi street, Almaty A25T0A1, Kazakhstan

Kenya	Standard Chartered Bank Kenya Limited	Custody Services Standard Chartered @ Chiromo, Level 5 48 Westlands Road P.O. Box 40984 – 00100 GPO Nairobi, Kenya

Republic of Korea	Deutsche Bank AG	18th Fl., Young-Poong Building 41 Cheonggyecheon-ro Jongro-ku-, Seoul 03188, Korea
	The Hongkong and Shanghai Banking Corporation Limited	5F HSBC Building #37 Chilpae-ro Jung-gu, Seoul 04511, Korea

Kuwait	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F P. O. Box 1683, Safat 13017, Kuwait

Latvia	AS SEB banka	Unicentrs, Valdlauči LV-1076 Kekavas pag., Rigas raj., Latvia

Lithuania	AB SEB bankas	Gedimino av. 12 LT 2600 Vilnius, Lithuania

Malawi	Standard Bank Limited	Kaomba Centre Cnr. Victoria Avenue & Sir Glyn Jones Road Blantyre, Malawi

STATE STREET CORPORATION    5

Malaysia	Deutsche Bank (Malaysia) Berhad	Domestic Custody Services Level 20, Menara IMC 8 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia
	Standard Chartered Bank Malaysia Berhad	Menara Standard Chartered 30 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia

Mali	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Mauritius	The Hongkong and Shanghai Banking Corporation Limited	6F HSBC Centre 18 CyberCity Ebene, Mauritius

Mexico	Banco Nacional de México, S.A.	3er piso, Torre Norte Act. Roberto Medellín No. 800 Col. Santa Fe Mexico, DF 01219

Morocco	Citibank Maghreb S.A.	Zénith Millénium Immeuble1 Sidi Maârouf – B.P. 40 Casablanca 20190, Morocco

Namibia	Standard Bank Namibia Limited	Standard Bank Center Cnr. Werner List St. and Post St. Mall 2nd Floor Windhoek, Namibia

Netherlands	Deutsche Bank AG	De Entree 195 1101 HE Amsterdam, Netherlands

New Zealand	The Hongkong and Shanghai Banking Corporation Limited	HSBC House Level 7, 1 Queen St. Auckland 1010, New Zealand

Niger	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Nigeria	Stanbic IBTC Bank Plc.	Plot 1712 Idejo St Victoria Island, Lagos 101007, Nigeria

Norway	Nordea Bank AB (publ), Sweden (operating through its branch, Nordea Bank AB (publ), filial i Norge)	Essendropsgate 7 0368 Oslo, Norway
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Oslo branch)	P.O. Box 1843 Vika Filipstad Brygge 1 N-0123 Oslo, Norway

STATE STREET CORPORATION    6

Oman	HSBC Bank Oman S.A.O.G. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2nd Floor Al Khuwair P.O. Box 1727 PC 111 Seeb, Oman

Pakistan	Deutsche Bank AG	Unicentre – Unitowers I.I. Chundrigar Road P.O. Box 4925 Karachi - 74000, Pakistan

Panama	Citibank, N.A.	Boulevard Punta Pacifica Torre de las Americas Apartado Panama City, Panama 0834-00555

Peru	Citibank del Perú, S.A.	Canaval y Moreyra 480 3rd Floor, San Isidro Lima 27, Perú

Philippines	Deutsche Bank AG	Global Transaction Banking Tower One, Ayala Triangle 1226 Makati City, Philippines

Poland	Bank Handlowy w Warszawie S.A.	ul. Senatorska 16 00-293 Warsaw, Poland
	Bank Polska Kasa Opieki S.A.	31 Zwirki I Wigury Street 02-091, Warsaw, Poland

Portugal	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Lisbon branch)	De Entree 195 1101 HE Amsterdam, Netherlands

Puerto Rico	Citibank N.A.	235 Federico Costa Street, Suite 315 San Juan, Puerto Rico 00918

Qatar	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road Doha, Qatar

Romania	Citibank Europe plc, Dublin – Romania Branch	8, Iancu de Hunedoara Boulevard 712042, Bucharest Sector 1, Romania

Russia	AO Citibank	8-10 Gasheka Street, Building 1 125047 Moscow, Russia

STATE STREET CORPORATION    7

Saudi Arabia	HSBC Saudi Arabia (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Head Office 7267 Olaya -Al Murooj Riyadh 12283-2255 Kingdom of Saudi Arabia
	Saudi British Bank (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Prince Abdulaziz Bin Mossaad Bin Jalawi Street (Dabaab) Riyadh 11413 Kingdom of Saudi Arabia

Senegal	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Serbia	UniCredit Bank Serbia JSC	Jurija Gagarina 12 11070 Belgrade, Serbia

Singapore	Citibank N.A.	3 Changi Business Park Crescent #07-00, Singapore 486026

Slovak Republic	UniCredit Bank Czech Republic and Slovakia, a.s.	Ŝancová 1/A 813 33 Bratislava, Slovak Republic

Slovenia	UniCredit Banka Slovenija d.d.	Šmartinska 140 SI-1000 Ljubljana, Slovenia

South Africa	FirstRand Bank Limited	Mezzanine Floor 3 First Place Bank City Corner Simmonds & Jeppe Sts. Johannesburg 2001 Republic of South Africa
	Standard Bank of South Africa Limited	3rd Floor, 25 Pixley Ka Isaka Seme St. Johannesburg 2001 Republic of South Africa

Spain	Deutsche Bank S.A.E.	Calle de Rosario Pino 14-16, Planta 1 28020 Madrid, Spain

Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	24, Sir Baron Jayatilake Mawatha Colombo 01, Sri Lanka

Republic of Srpska	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina

Swaziland	Standard Bank Swaziland Limited	Standard House, Swazi Plaza Mbabane, Swaziland H101

Sweden	Nordea Bank AB (publ)	Smålandsgatan 17 105 71 Stockholm, Sweden

	Skandinaviska Enskilda Banken AB (publ)	Sergels Torg 2 SE-106 40 Stockholm, Sweden

STATE STREET CORPORATION    8

Switzerland	Credit Suisse (Switzerland) Ltd.	Uetlibergstrasse 231 8070 Zurich, Switzerland
	UBS Switzerland AG	Max-Högger-Strasse 80-82 CH-8048 Zurich-Alstetten, Switzerland
Taiwan - R.O.C.	Deutsche Bank AG	296 Ren-Ai Road Taipei 106 Taiwan, Republic of China
	Standard Chartered Bank (Taiwan) Limited	168 Tun Hwa North Road Taipei 105, Taiwan, Republic of China

Tanzania	Standard Chartered Bank (Tanzania) Limited	1 Floor, International House Corner Shaaban Robert St and Garden Ave PO Box 9011 Dar es Salaam, Tanzania

Thailand	Standard Chartered Bank (Thai) Public Company Limited	Sathorn Nakorn Tower 14th Floor, Zone B 90 North Sathorn Road Silom, Bangkok 10500, Thailand

Togo	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire

Tunisia	Union Internationale de Banques	65 Avenue Bourguiba 1000 Tunis, Tunisia
Turkey	Citibank, A.Ş.	Tekfen Tower Eski Buyukdere Caddesi 209 Kat 3 Levent 34394 Istanbul, Turkey
	Deutsche Bank A.Ş.	Eski Buyukdere Caddesi Tekfen Tower No. 209 Kat: 17 4 Levent 34394 Istanbul, Turkey

Uganda	Standard Chartered Bank Uganda Limited	5 Speke Road P.O. Box 7111 Kampala, Uganda

Ukraine	JSC Citibank	16-g Dilova St. Kyiv 03150, Ukraine

United Arab Emirates Dubai Financial Market	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates

STATE STREET CORPORATION    9

United Arab Emirates Dubai International Financial Center	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates

United Arab Emirates Abu Dhabi	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates

United Kingdom	State Street Bank and Trust Company, United Kingdom branch	Quartermile 3 10 Nightingale Way Edinburgh EH3 9EG, Scotland

Uruguay	Banco Itaú Uruguay S.A.	Zabala 1463 11000 Montevideo, Uruguay

Vietnam	HSBC Bank (Vietnam) Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Centre Point 106 Nguyen Van Troi Street Phu Nhuan District Ho Chi Minh City, Vietnam

Zambia	Standard Chartered Bank Zambia Plc.	Standard Chartered House Cairo Road P.O. Box 32238 10101, Lusaka, Zambia

Zimbabwe	Stanbic Bank Zimbabwe Limited (as delegate of Standard Bank of South Africa Limited)	3rd Floor Stanbic Centre 59 Samora Machel Avenue Harare, Zimbabwe

STATE STREET CORPORATION    10

Depositories Operating in Network Markets Schedule B

JUNE 30, 2018

MARKET	DEPOSITORY	TYPES OF SECURITIES
Albania	Bank of Albania	Government debt

Argentina	Caja de Valores S.A.	Equities, government and corporate bonds, and corporate money market instruments

Australia	Austraclear Limited	Government securities, corporate bonds, and corporate money market instruments

Austria	OeKB Central Securities Depository GmbH	All securities listed on Wiener Börse AG, the Vienna Stock Exchange (as well as virtually all other Austrian securities)

Bahrain	Bahrain Clear Company	Equities

Bangladesh	Bangladesh Bank	Government securities
	Central Depository Bangladesh Limited	Equities and corporate bonds

Belgium	Euroclear Belgium	Equities and most corporate bonds
	National Bank of Belgium	Government securities, corporate bonds, and money market instruments

Benin	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Bermuda	Bermuda Securities Depository	Equities, corporate bonds

STATE STREET CORPORATION    1

Federation of Bosnia and Herzegovina	Registar vrijednosnih papira u Federaciji Bosne i Hercegovine, d.d.	Equities, corporate bonds, government securities, money market instruments

Botswana	Bank of Botswana	Government debt
	Central Securities Depository Company of Botswana Ltd.	Equities and corporate bonds

Brazil	Brasil, Bolsa, Balcão S.A. (B3) [formerly known as Central de Custódia e de Liquidação Financeira de Títulos Privados (CETIP)]	Corporate debt and money market instruments
	Brasil, Bolsa, Balcão S.A. (B3) [formerly known as BM&F BOVESPA Depository Services]	Equities and corporate bonds traded on-exchange
	Sistema Especial de Liquidação e de Custódia (SELIC)	Government debt issued by the central bank and the National Treasury

Bulgaria	Bulgarian National Bank	Government securities
	Central Depository AD	Eligible equities and corporate bonds

Burkina Faso	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Canada	The Canadian Depository for Securities Limited	All book-entry eligible securities, including government securities, equities, corporate bonds, money market instruments, strip bonds, and asset-backed securities

Chile	Depósito Central de Valores S.A.	Government securities, equities, corporate bonds, mortgage-backed securities, and money market instruments

People’s Republic of China	China Securities Depository and Clearing Corporation Limited, Shanghai and Shenzhen Branches	A shares, B shares, Treasury bonds, local government bonds, enterprise bonds, corporate bonds, open and closed-end funds, convertible bonds, and warrants
China Central Depository and Clearing Co., Ltd.

Bonds traded through the China Interbank Bond Market (CIBM), including Treasury bonds, local government bonds, policy bank bonds, central bank bills, medium-term notes, commercial paper, enterprise bonds, and commercial bank bonds

STATE STREET CORPORATION    2

	Shanghai Clearing House	Bonds traded through the China Interbank Bond Market (CIBM), including Treasury bonds, local government bonds, policy bank bonds, central bank bills, enterprise bonds, certain issues of medium-term notes, commercial paper, and commercial bank bonds

Colombia	Depósito Central de Valores	Securities issued by the central bank and the Republic of Colombia
	Depósito Centralizado de Valores de Colombia S.A. (DECEVAL)	Equities, corporate bonds, money market instruments

Costa Rica	Interclear Central de Valores S.A.	Securities traded on Bolsa Nacional de Valores

Croatia	Središnje klirinško depozitarno društvo d.d.	Eligible equities, corporate bonds, government securities, and corporate money market instruments

Cyprus	Central Depository and Central Registry	Equities, corporate bonds, dematerialized government securities, corporate money market instruments

Czech Republic	Centrální depozitář cenných papírù, a.s. Czech National Bank	All dematerialized equities, corporate debt, and government debt, excluding Treasury bills Treasury bills

Denmark	VP Securities A/S	Equities, government securities, corporate bonds, corporate money market instruments, warrants

Egypt	Central Bank of Egypt	Treasury bills
	Misr for Central Clearing, Depository and Registry S.A.E.	Eligible equities, corporate bonds, and Treasury bonds

Estonia	Nasdaq CSD SE	All registered equity and debt securities

Finland	Euroclear Finland	Equities, corporate bonds, government securities, money market instruments

France	Euroclear France	Government securities, equities, bonds, and money market instruments

Republic of Georgia	Georgian Central Securities Depository	Equities, corporate bonds, and money market instruments
	National Bank of Georgia	Government securities

Germany	Clearstream Banking AG, Frankfurt	Equities, government securities, corporate bonds, money market instruments, warrants, investment funds, and index certificates

Ghana	Central Securities Depository (Ghana) Limited	Government securities and Bank of Ghana securities; equities and corporate bonds

Greece	Bank of Greece, System for Monitoring Transactions in Securities in Book-Entry Form Hellenic Central Securities Depository	Government debt Eligible listed equities, government debt, and corporate bonds

STATE STREET CORPORATION    3

Guinea-Bissau	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Hong Kong	Central Moneymarkets Unit	Government debt (i.e., exchange fund bills and notes issued by the HKMA), other private debt, and money market instruments
	Hong Kong Securities Clearing Company Limited	Securities listed or traded on the Stock Exchange of Hong Kong Limited

Hungary	KELER Központi Értéktár Zrt.	Government securities, equities, corporate bonds, and investment fund notes

Iceland	Nasdaq verðbréfamiðstöð hf.	Government securities, equities, corporate bonds, and money market instruments

India	Central Depository Services (India) Limited	Eligible equities, debt securities, and money market instruments
	National Securities Depository Limited	Eligible equities, debt securities, and money market instruments

Indonesia	Reserve Bank of India	Government securities
	Bank Indonesia	Sertifikat Bank Indonesia (central bank certificates), Surat Utang Negara (government debt instruments), and Surat Perbendaharaan Negara (Treasury bills)

Ireland	PT Kustodian Sentral Efek Indonesia	Equities, corporate bonds, and money market instruments
	Euroclear UK & Ireland Limited	GBP- and EUR-denominated money market instruments
	Euroclear Bank S.A./N.V.	Government securities

Israel	Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearing House)	Government securities, equities, corporate bonds and trust fund units

Italy	Monte Titoli S.p.A.	Equities, corporate debt, government debt, money market instruments, and warrants

STATE STREET CORPORATION    4

Ivory Coast	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Japan	Bank of Japan – Financial Network System	Government securities
	Japan Securities Depository Center (JASDEC) Incorporated	Equities, corporate bonds, and corporate money market instruments

Jordan	Central Bank of Jordan	Treasury bills, government bonds, development bonds, and public entity bonds
	Securities Depository Center	Equities and corporate bonds

Kazakhstan	Central Securities Depository	Government securities, equities, corporate bonds, and money market instruments

Kenya	Central Bank of Kenya	Treasury bills and Treasury bonds
	Central Depository and Settlement Corporation Limited	Equities and corporate debt

Republic of Korea	Korea Securities Depository	Equities, government securities, corporate bonds and money market instruments

Kuwait	Kuwait Clearing Company KSC	Money market instruments, equities, and corporate bonds

Latvia	Nasdaq CSD SE	Equities, government securities, corporate bonds, and money market instruments

Lithuania	Nasdaq CSD SE	All securities available for public trading

Malawi	Reserve Bank of Malawi	Reserve Bank of Malawi bills and Treasury bills, and equities

Malaysia	Bank Negara Malaysia	Treasury bills, Bank Negara Malaysia bills, Malaysian government securities, private debt securities, and money market instruments
	Bursa Malaysia Depository Sdn. Bhd.	Securities listed on Bursa Malaysia Securities Berhad

Mali	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

STATE STREET CORPORATION    5

Mauritius	Bank of Mauritius	Government debt (traded through primary dealers)
	Central Depository and Settlement Co. Limited	Listed and unlisted equity and debt securities (corporate debt and T-bills traded on the exchange)

Mexico	S.D. Indeval, S.A. de C.V.	All securities

Morocco	Maroclear	Eligible listed equities, corporate and government debt, certificates of deposit, commercial paper

Namibia	Bank of Namibia	Treasury bills

Netherlands	Euroclear Nederland	Government securities, equities, corporate bonds, corporate money market instruments, and stripped government bonds

New Zealand	New Zealand Central Securities Depository Limited	Government securities, equities, corporate bonds, and money market instruments

Niger	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Nigeria	Central Bank of Nigeria	Treasury bills and government bonds
	Central Securities Clearing System Limited	Equities and corporate bonds traded on the Nigeria Stock Exchange

Norway	Verdipapirsentralen ASA	All listed securities

Oman	Muscat Clearing & Depository Company S.A.O.G.	Equities, corporate bonds, government debt

Pakistan	Central Depository Company of Pakistan Limited State Bank of Pakistan	Equities and corporate bonds Government securities

Panama	Central Latinoamericana de Valores, S.A. (LatinClear)	Equities, government and corporate debt, commercial paper, short-term securities

Peru	CAVALI S.A. Institución de Compensación y Liquidación de Valores	All securities in book-entry form traded on the stock exchange

STATE STREET CORPORATION    6

Philippines	Philippine Depository & Trust Corporation	Eligible equities and debt
	Registry of Scripless Securities (ROSS) of the Bureau of the Treasury	Government securities

Poland	Rejestr Papierów Wartościowych	Treasury bills
	Krajowy Depozyt Papierów Wartościowych, S.A.	Equities, corporate bonds, corporate money market instruments, Treasury bonds, warrants, and futures contracts

Portugal	INTERBOLSA – Sociedad Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A.	All local Portuguese instruments

Qatar	Qatar Central Securities Depository	Equities, government bonds and Treasury bills listed on the Qatar Exchange

Romania	National Bank of Romania	Treasury bills and bonds
	S.C. Depozitarul Central S.A.	Bursa de Valori Bucuresti- (Bucharest Stock Exchange-) listed equities, corporate bonds, government bonds, and municipal bonds

Russia	National Settlement Depository	Eligible equities, Obligatsii Federal’nogo Zaima (OFZs), and corporate debt denominated in RUB

Saudi Arabia	Securities Depository Center Company	Equities, government securities, and Treasury bills

Senegal	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Serbia	Central Securities Depository and Clearinghouse	All instruments

	Monetary Authority of Singapore	Government securities

Singapore	The Central Depository (Pte.) Limited	Eligible listed equities and eligible private debt traded in Singapore

Slovak Republic	Centrálny depozitár cenných papierov SR, a.s.	All dematerialized securities

Slovenia	KDD – Centralna klirinško depotna družba d.d.	All publicly traded securities

STATE STREET CORPORATION    7

South Africa	Strate (Pty) Ltd.	Eligible equities, government securities, corporate bonds, money market instruments, and warrants

Spain	IBERCLEAR	Government securities, equities, warrants, money market instruments, and corporate bonds

Sri Lanka	Central Bank of Sri Lanka	Government securities
	Central Depository System (Pvt) Limited	Equities and corporate bonds

Republic of Srpska	Central Registry of Securities in the Republic of Srpska JSC	Government securities, equities, and corporate and municipal bonds

Swaziland	Central Bank of Swaziland	Treasury bills and Treasury bonds

Sweden	Euroclear Sweden AB	Government securities, equities, bonds, money market instruments, derivatives, exchange traded funds, and warrants

Switzerland	SIX SIS AG	Government securities, equities, corporate bonds, money market instruments, derivatives, mutual funds, and warrants

Taiwan - R.O.C.	Central Bank of the Republic of China (Taiwan)	Government securities
	Taiwan Depository and Clearing Corporation	Listed equities, short-term bills, and corporate bonds

Tanzania	CSD & Registry Company Limited	Equities and corporate bonds

Thailand	Thailand Securities Depository Company Limited	Government securities, equities and corporate bonds

Togo	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Tunisia	Tunisie Clearing	All eligible listed securities

Turkey	Central Bank of Turkey	Government securities
	Central Registry Agency	Equities, corporate bonds, money market instruments, mutual fund certificates, exchange traded funds

Uganda	Bank of Uganda	Treasury bills and Treasury bonds
	Securities Central Depository	Equities, corporate bonds

STATE STREET CORPORATION    8

Ukraine	National Depository of Ukraine	Equities, bonds, and money market instruments

United Arab Emirates – Abu Dhabi	Clearing, Settlement, Depository and Registry department of the Abu Dhabi Securities Exchange	Equities, government securities, and corporate debt

United Arab Emirates – Dubai Financial Market	Clearing, Settlement and Depository Division, a department of the Dubai Financial Market	Equities, government securities, and corporate debt listed on the DFM

United Arab Emirates – Dubai International Financial Center	Central Securities Depository, owned and operated by NASDAQ Dubai Limited	Equities, corporate bonds, and corporate money market instruments

United Kingdom	Euroclear UK & Ireland Limited	GBP- and EUR-denominated money market instruments

Uruguay	Banco Central del Uruguay	Government securities

Vietnam	Vietnam Securities Depository	Equities, government bonds, T-bills, corporate bonds, and public fund certificates

Zambia	Bank of Zambia	Treasury bills and Treasury bonds
	LuSE Central Shares Depository Limited	Treasury bonds, corporate bonds, and equities

Zimbabwe	Chengetedzai Depository Company Limited	Equities and corporate bonds
	Reserve Bank of Zimbabwe	Treasury bills and Treasury bonds

TRANSNATIONAL DEPOSITORIES

Euroclear Bank S.A./N.V.		Domestic securities from more than 40 markets

Clearstream Banking, S.A.		Domestic securities from more than 50 markets

STATE STREET CORPORATION    9

Global Custody Network Publications

Schedule C

Publication /Type of Information	Brief Description
(scheduled update frequency)

The Guide to Custody in World Markets (regular my.statestreet.com updates)	An overview of settlement and safekeeping procedures, custody practices, and foreign investor considerations for the markets in which State Street offers custodial services.

Global Custody Network Review (updated annually on my.statestreet.com)	Information relating to Foreign Subcustodians in State Street’s Global Custody Network. The Review stands as an integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The Review also gives insight into State Street’s market expansion and Foreign Subcustodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Subcustodian banks.

Securities Depository Review (updated annually on my.statestreet.com)	Custody risk analyses of the Foreign Securities Depositories presently operating in Network markets. This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.

Global Legal Survey (updated annually on my.statestreet.com)	With respect to each market in which State Street offers custodial services, opinions relating to whether local law restricts:

(i) access of a fund’s independent public accountants to books and records of a Foreign Subcustodian or Foreign Securities System,

(ii) a fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Subcustodian or Foreign Securities System,

(iii) a fund’s ability to recover in the event of a loss by a Foreign Subcustodian or Foreign Securities System, and

(iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

STATE STREET CORPORATION    1

Subcustodian Agreements (available on CD-ROM annually)	Copies of the contracts that State Street has entered into with each Foreign Subcustodian that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.

Global Market Bulletin (daily or as necessary via email and on my.statestreet.com)	Information on changing settlement and custody conditions in markets where State Street offers custodial services. Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street’s clients.

Foreign Custody Risk Advisories (provided as necessary and on my.statestreet.com)	For those markets where State Street offers custodial services that exhibit special risks or infrastructures impacting custody, State Street maintains market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.

Foreign Custody Manager Material Change Notices (quarterly or as necessary and on my.statestreet.com)	Informational letters and accompanying materials, pursuant to our role as Foreign Custody Manager, confirming State Street’s foreign custody arrangements, including a summary of material changes with Foreign Subcustodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

Please contact GlobalMarketInformation@statestreet.com with questions about this document.

The information contained in this document has been carefully researched and is believed to be reliable as of the publication date. Due to the complexities of the markets and changing conditions, however, State Street cannot guarantee that it is complete or accurate in every respect. This document should not be construed or used as a substitute for appropriate legal or investment counsel. Specific advice should be sought on matters relevant to the investment activities of the reader. This application contains proprietary information and is fully protected by relevant copyright laws worldwide.

Copyright 2018 State Street Corporation

www.statestreet.com

STATE STREET CORPORATION    2

Appendix A

APPENDIX A

BLACKROCK MANAGEMENT INVESTMENT COMPANY

Amendment to that certain Master Custodian Agreement dated as of

December 31, 2018

As of February 11, 2019

Open-End Funds

	BLK Ticker	Custody Account #
BlackRock California Municipal Series Trust
1. BlackRock California Municipal Opportunities Fund	BR-CAMO	LCP2
BlackRock FundsSM
2. BlackRock Advantage Emerging Markets Fund	BR_EMR-AGG	0CNC
3. BlackRock Emerging Markets Equity Strategies Fund	BR_EMES-AG	0CRC
4. BlackRock Global Long/Short Equity Fund	BR_GLS-AGG	0CNK
5. BlackRock Impact U.S. Equity Fund	BR_IMPR3	89iE
6. BlackRock Total Emerging Markets Fund	BR_EMAL-AG	0CPC
7. iShares Developed Real Estate Index Fund	MF_DRE	0CiE
8. iShares Edge MSCI Min Vol EAFE Index Fund	BR_MVEAFE	0CiO
9. iShares Edge MSCI Min Vol USA Index Fund	BR_MVUSA	0CiN
10. iShares Edge MSCI Multifactor Intl Index Fund	BR_MFINT	0CiM
11. iShares Edge MSCI Multifactor USA Index Fund	BR_MFUSA	0CiL
12. iShares MSCI Developed World Index Fund	MF_URTH	0CiA
13. iShares Municipal Bond Index Fund	BR-NMDX	0CiV
14. iShares Russell Mid-Cap Index Fund	MF_IWR	0CiB
15. iShares Russell Small/Mid-Cap Index Fund	MF_SMC	0CiG
16. iShares Short-Term TIPS Bond Index Fund	BR_TIPS0	0CiH
17. iShares Total U.S. Stock Market Index Fund	MF_IWV	0CiF
BlackRock Funds III
18. BlackRock LifePath Dynamic Retirement Portfolio	FF_MIPRET	0BC0
19. BlackRock LifePath Dynamic 2020 Portfolio	FF_MIP2020	0BC2
20. BlackRock LifePath Dynamic 2025 Portfolio	FF_MIP2025	0CJA
21. BlackRock LifePath Dynamic 2030 Portfolio	FF_MIP2030	0BC3
22. BlackRock LifePath Dynamic 2035 Portfolio	FF_MIP2035	0CJB
23. BlackRock LifePath Dynamic 2040 Portfolio	FF_MIP2040	0BC4
24. BlackRock LifePath Dynamic 2045 Portfolio	FF_MIP2045	0CJD
25. BlackRock LifePath Dynamic 2050 Portfolio	FF_MIP2050	0BC5
26. BlackRock LifePath Dynamic 2055 Portfolio	FF_MIP2055	0CJE
27. BlackRock LifePath Dynamic 2060 Portfolio	FF_MIP2060	0CS1
28. BlackRock LifePath Index Retirement Portfolio	FFIRET	0CMA
29. BlackRock LifePath Index 2020 Portfolio	FFI2020	0CMB
30. BlackRock LifePath Index 2025 Portfolio	FFI2025	0CMD
31. BlackRock LifePath Index 2030 Portfolio	FFI2030	0CME
32. BlackRock LifePath Index 2035 Portfolio	FFI2035	0CMF
33. BlackRock LifePath Index 2040 Portfolio	FFI2040	0CMG
34. BlackRock LifePath Index 2045 Portfolio	FFI2045	0CMH
35. BlackRock LifePath Index 2050 Portfolio	FFI2050	0CMi
36. BlackRock LifePath Index 2055 Portfolio	FFI2055	0CMJ

37. BlackRock LifePath Index 2060 Portfolio	FFI2060	0CMY
38. iShares Russell 1000 Large-Cap Index Fund	FFMFR1IN	0CMN
39. iShares S&P 500 Index Fund	FF-WFSPX	0BC7
40. iShares MSCI Total International Index Fund	FFACXUS	0CHX
41. iShares U.S. Aggregate Bond Index Fund	FF-WFBIX	0BC6
BlackRock Funds IV
42. BlackRock Alternative Capital Strategies Fund	BR-ACS-AG	0CQK
43. BlackRock Impact Bond Fund	BR-IMPBD	89iF
BlackRock Funds V
44. BlackRock Emerging Markets Bond Fund	BR-EMDHD	89KF
45. BlackRock Emerging Markets Local Currency Bond Fund	BR-EMDLCL	89KG
BlackRock Funds VI
46. BlackRock CoreAlpha Bond Fund	FFMIPCORA	0CHU
BlackRock Mid Cap Dividend Series, Inc.
47. BlackRock Mid Cap Dividend Fund	BR_MVO_AG	LCP0
BlackRock Municipal Bond Fund, Inc.
48. BlackRock High Yield Municipal Fund	BR-HYMUNI	LCP6
49. BlackRock National Municipal Fund	BR-NATL	LCP8
50. BlackRock Short-Term Municipal Fund	BR-STMUNI	LCP9
BlackRock Municipal Series Trust
51. BlackRock Strategic Municipal Opportunities Fund	BR-SMO-AG	89KC
BlackRock Multi-State Municipal Series Trust
52. BlackRock New Jersey Municipal Bond Fund	BR-NJMUNI	8969
53. BlackRock New York Municipal Opportunities Fund	BR-NYMO	8938
54. BlackRock Pennsylvania Municipal Bond Fund	BR-PAMUNI	8951
BlackRock Index Funds, Inc.
55. iShares MSCI EAFE International Index Fund	MF_INTL	LCW1
56. iShares Russell 2000 Small -Cap Index Fund	FF_SC	89Q5
Master Investment Portfolio
57. Active Stock Master Portfolio	MIPCORE-AG	0BEC
58. International Tilts Master Portfolio	INTLLP	0CR0
59. Large Cap Index Master Portfolio	MFR1INDX	0CML
60. LifePath Dynamic Retirement Master Portfolio	MIP2000-AG	0BQC
61. LifePath Dynamic 2020 Master Portfolio	MIP2020-AG	0BRC
62. LifePath Dynamic 2025 Master Portfolio	MIP2025-AG	0CJC
63. LifePath Dynamic 2030 Master Portfolio	MIP2030-AG	0BRK
64. LifePath Dynamic 2035 Master Portfolio	MIP2035-AG	0CJK
65. LifePath Dynamic 2040 Master Portfolio	MIP2040-AG	0BSC
66. LifePath Dynamic 2045 Master Portfolio	MIP2045-AG	0CMC
67. LifePath Dynamic 2050 Master Portfolio	MIP2050-AG	0BSK
68. LifePath Dynamic 2055 Master Portfolio	MIP2055-AG	0CMK
69. LifePath Dynamic 2060 Master Portfolio	MIP2060-AG	0CSK
70. LifePath Index Retirement Master Portfolio	MIPIRET	0CLA
71. LifePath Index 2020 Master Portfolio	MIPI2020	0CLB
72. LifePath Index 2025 Master Portfolio	MIPI2025	0CLD
73. LifePath Index 2030 Master Portfolio	MIPI2030	0CLE
74. LifePath Index 2035 Master Portfolio	MIPI2035	0CLF
75. LifePath Index 2040 Master Portfolio	MIPI2040	0CLG
76. LifePath Index 2045 Master Portfolio	MIPI2045	0CLH
77. LifePath Index 2050 Master Portfolio	MIPI2050	0CLi
78. LifePath Index 2055 Master Portfolio	MIPI2055	0CLJ
79. LifePath Index 2060 Master Portfolio	MIPI2060	0CLY

Information Classification: Limited Access

80. S&P 500 Index Master Portfolio	MIPSP	0BAM
81. Total International ex-U.S. Index Master	MFACXUS	0CHW
82. U.S. Total Bond Index Master Portfolio	MIP_AGG	0BAL
Master Investment Portfolio II
83. CoreAlpha Bond Master Portfolio	MIP_CORA	0BDY

Quantitative Master Series, LLC
84. Master Small Cap Index Series	MF_SC-AGG	89QC
85. BlackRock Equity Dividend Fund	BR_EDF	8935
86. BlackRock Natural Resources Trust	BR_NRT	LCQ2
87. BlackRock Strategic Global Bond Fund, Inc.	BR-WI-AGG	896K

Closed-End Funds

88. BIT Subsidiary, LLC		89DB
89. BlackRock 2022 Global Opportunity Income Trust	BGIO	89KE
90. BlackRock California Municipal Income Trust	BFZ	D2H1
91. BlackRock Credit Strategies Fund[1]	CREDX	89DC
92. BlackRock Core Bond Trust	BHK-AGG	D2i2
93. BlackRock Corporate High Yield Fund, Inc.	HYT	8986
94. BlackRock Credit Allocation Income Trust	BTZ-PREF	D2iM
95. BlackRock Debt Strategies Fund, Inc.	DSU	LCPI
96. BlackRock Energy and Resources Trust	BGR	LCXA
97. BlackRock Enhanced Capital & Income Fund, Inc.	CII-EG	LCXB
98. BlackRock Enhanced Equity Dividend Trust	BDJ	LCXD
99. BlackRock Enhanced Global Dividend Trust	BGO	LCXE
100. BlackRock Enhanced Government Fund, Inc.	EGF	89E8
101. BlackRock Enhanced International Dividend Trust	BGY-AGG	LCXG
102. BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	89D9
103. BlackRock Floating Rate Income Trust	BGT2	D2i8
104. BlackRock Florida Municipal 2020 Term Trust	BFO	D1Z8
105. BlackRock Health Sciences Trust	BME	LCXF
106. BlackRock Income Trust, Inc.	BKT	2i14
107. BlackRock Investment Quality Municipal Trust, Inc.	BKN	B158
108. BlackRock Limited Duration Income Trust	BLW	D2i7
109. BlackRock Long-Term Municipal Advantage Trust	BTA	D0Z8
110. BlackRock Maryland Municipal Bond Trust	BZM	D0Z3
111. BlackRock Massachusetts Tax-Exempt Trust	MHE	89L5
112. BlackRock Multi-Sector Income Trust	BIT-AGG	89K1
113. BlackRock Multi-Sector Opportunities Trust Series	MSO-AGG	89JC
114. BlackRock Municipal 2020 Term Trust	BKK	D1Z9
115. BlackRock Municipal 2030 Target Term Trust	BTT2	89R7
116. BlackRock Municipal Bond Trust	BBK	D0Z2
117. BlackRock Municipal Income Investment Quality Trust	BAF	D1Z5
118. BlackRock Municipal Income Investment Trust	BBF	D2H2
119. BlackRock Municipal Income Quality Trust	BYM	D1Z4
120. BlackRock Municipal Income Trust	BFK	D2H5
121. BlackRock Municipal Income Trust II	BLE	D1Z1
122. BlackRock Muni Intermediate Duration Fund, Inc.	MUI	89D5
123. BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	89D7
124. BlackRock MuniAssets Fund, Inc.	MUA	LCQA
125. BlackRock MuniEnhanced Fund, Inc.	MEN	8928

Information Classification: Limited Access

126. BlackRock MuniHoldings California Quality Fund, Inc.	MUC	LCQB
127. BlackRock MuniHoldings Fund, Inc.	MHD	LCQD
128. BlackRock MuniHoldings Fund II, Inc.	MUH	LCQE
129. BlackRock MuniHoldings Investment Quality Fund	MFL	LCQG
130. BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	LCQH
131. BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	LCQJ
132. BlackRock MuniHoldings Quality Fund, Inc.	MUS	LCQF
133. BlackRock MuniHoldings Quality Fund II, Inc.	MUE	89B4
134. BlackRock MuniVest Fund, Inc.	MVF	LCQL
135. BlackRock MuniVest Fund II, Inc.	MVT	LCQM
136. BlackRock MuniYield Arizona Fund, Inc.	MZA	LCQN
137. BlackRock MuniYield California Fund, Inc.	MYC	LCQP
138. BlackRock MuniYield California Quality Fund, Inc.	MCA2	8958
139. BlackRock MuniYield Fund, Inc.	MYD	LCQR
140. BlackRock MuniYield Investment Fund	MYF	LCQU
141. BlackRock MuniYield Investment Quality Fund	MFT	LCQS
142. BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	LCQV
143. BlackRock MuniYield New Jersey Fund, Inc.	MYJ	LCQX
144. BlackRock MuniYield New York Quality Fund, Inc.	MYN	LCQZ
145. BlackRock MuniYield Pennsylvania Quality Fund	MPA	8956
146. BlackRock MuniYield Quality Fund, Inc.	MQY	8952
147. BlackRock MuniYield Quality Fund II, Inc.	MQT	LCQ1
148. BlackRock MuniYield Quality Fund III, Inc.	MYI	8932
149. BlackRock New York Municipal Income Quality Trust	BSE	D1Z7
150. BlackRock New York Municipal Bond Trust	BQH	D0Z1
151. BlackRock New York Municipal Income Trust	BNY	D2H3
152. BlackRock New York Municipal Income Trust II	BFY	D1Z2
153. BlackRock Resources and Commodities Strategy Trust	BCX-AGG	LCXH
154. BlackRock Science & Technology Trust	BST	LCXI
155. BlackRock Strategic Municipal Trust	BSD	B195
156. BlackRock Taxable Municipal Bond Trust	BBN	89J1
157. BlackRock Utilities, Infrastructure & Power Opportunties Trust	BUI	LCXJ
158. BlackRock Virginia Municipal Bond Trust	BHV	D0Z5
159. DSU Subsidiary, LLC		LCSV
160. FRA Subsidiary, LLC		89Y6

Money Market Funds

BlackRock Financial Institutions Series Trust
161. Summit Cash Reserves Fund	L-SCR	LCRG
BlackRock Funds III
162. BlackRock Cash Funds: Institutional	FFCIXX	0BBO
163. BlackRock Cash Funds: Treasury	FFCTXX	0BBL
SL Liquidity Series, LLC
164. Money Market Series	L-MMS	C7G7
Funds for Institutions Series
165. BlackRock Premier Government Institutional Fund	FF-L-PI	89M5
166. BlackRock Select Treasury Strategies Institutional Fund	FF-L-SI	89M2
167. BlackRock Treasury Strategies Institutional Fund	FF-L-IF	89M6
168. FFI Government Fund	L-GF	8902
169. FFI Treasury Fund	L-TF	8905

Information Classification: Limited Access

Retirement Series Trust
170. Retirement Reserves Money Fund	L-RR	LCQ6
Master Institutional Money Market LLC
171. Master Premier Government Institutional Portfolio	MF_L_PI	89A1
172. Master Treasury Strategies Institutional Portfolio	MF_L_IF	8901
Master Investment Portfolio
173. Money Market Master Portfolio	MIPMMF	0BB3
174. Treasury Money Market Master Portfolio	TREASMM	0BB2
175. Ready Assets Government Liquidity Fund	L-RAT	LCQ3
176. Ready Assets U.S. Treasury Money Fund	BR-TSYMM	LCQ4

Cayman Subsidiaries

177. BlackRock Cayman Emerging Markets Allocation Fund, Ltd.	BR_EMAL-KY	0CPE
178. BlackRock Cayman Resources and Commodities Strategy Fund, Ltd.	BCX-CA	LCXL
179. Strategic Global Bond Fund (Cayman)	BR-WI-CAY	896B

[1]	Effective as to this Fund as of February 11, 2019

This schedule A reflects the termination of the following from the contracts: iShares Edge MSCI USA Momentum Factor Index Fund, iShares Edge MSCI USA Quality Factor Index Fund, iShares Edge MSCI USA Size Factor Index Fund, iShares Edge MSCI USA Value Factor Index Fund and iShares MSCI Asia ex Japan Index Fund as of January 29, 2019.

On behalf of each of the Investment Companies

Listed on Schedule A

By:	/s/ Neal Andrews
Name:	Neal Andrews
Title:	Chief Financial Officer

State Street Bank and Trust Company

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Information Classification: Limited Access

A-5

Retirement Series Trust
170. Retirement Reserves Money Fund	L-RR	LCQ6
Master Institutional Money Market LLC
171. Master Premier Government Institutional Portfolio	MF_L_PI	89Al
172. Master Treasury Strategies Institutional Portfolio	MF_L_IF	8901
Master Investment Portfolio
173. Money Market Master Portfolio	MIPMMF	0BB3
174. Treasury Money Market Master Portfolio	TREASMM	0BB2
175. Ready Assets Government Liquidity Fund	L-RAT	LCQ3
176. Ready Assets U.S. Treasury Money Fund	BR-TSYMM	LCQ4

Cayman Subsidiaries

177. BlackRock Cayman Emerging Markets Allocation Fund, Ltd.	BR_EMAL-KY	0CPE
178. BlackRock Cayman Resources and Commodities Strategy Fund, Ltd.	BCX-CA	LCXL
179. Strategic Global Bond Fund (Cayman)	BR-WI-CAY	896B

[1]	Effective as to this Fund as of February 11, 2019

This schedule A reflects the termination of the following from the contracts: iShares Edge MSCI USA. Momentum Factor Index Fund, iShares Edge MSCI USA Quality Factor Index Fund, iShares Edge MSCI USA Size Factor Index Fund, iShares Edge MSCI USA Value Factor Index Fund and iShares MSCI Asia ex Japan Index Fund as of January 29, 2019.

On behalf of each of the Investment Companies
Listed on Schedule A

By:	/s/ Neal Andrews
Name:	Neal Andrews
Title:	Chief Financial Officer

State Street Bank and Trust Company

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Information Classification: Limited Access

Execution Copy

AMENDMENT TO MASTER CUSTODIAN AGREEMENT

This Amendment (the “Amendment”) to the Master Custodian Agreement is made as of March 19, 2019 (the “Amendment Effective Date”) by and between each of the BlackRock entities listed on Appendix A thereto (each, a “Fund”) and State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in that certain Master Custodian Agreement made as of December 31, 2018 (the “Custodian Agreement”).

WITNESSETH:

WHEREAS, the Funds and the Custodian entered into the Custodian Agreement pursuant to which the Custodian provides certain custodial services to such Funds;

WHEREAS, the entities listed on Schedule I hereto (collectively, the “BlackRock ETFs”), which are exchange traded funds, will issue and redeem ETF Shares (defined below) only in aggregations of ETF Shares known as “Creation Units,” generally in exchange for a basket of certain equity or fixed income securities and a specified cash payment, as more fully described in the currently effective prospectus and statement of additional information of the BlackRock ETF Fund related to the series (collectively, the “Prospectus”);

WHEREAS, each of the BlackRock ETFs desires to become a party to the Custodian Agreement and the Custodian desires to provide the services set forth in the Custodian Agreement to each of the BlackRock ETFs; and

WHEREAS, the nature of the BlackRock ETFs requires that certain provisions of the Custodian Agreement be modified for the BlackRock ETFs only.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.    For purposes of the BlackRock ETFs only, the following term shall be added to Section 1 of the Custodian Agreement:

“ETF Shares” means Shares of an ETF Portfolio.

2.    For purposes of the BlackRock ETFs only, Section 8 shall be amended and replaced in its entirety as follows:

“SECTION 8. ORDER SETTLEMENT

The Custodian shall manage the settlement of ETF order transactions, which includes the calculation, dissemination, and collection of collateral and other settlement requirements, in accordance with the authorized participant agreement and Prospectus. The Custodian shall provide reasonable ETF order settlement support to the BlackRock ETFs and authorized participants (“AP”) in the form of managing AP inquiries, as well as onboarding and educating new APs.”

3.    Appendix A to the Custodian Agreement shall be replaced in its entirety by the Appendix A attached hereto, effective as of the Amendment Effective Date. The attached Appendix A is marked to reflect the addition of each BlackRock ETF.

4.    In the event that any exchange traded fund in addition to those listed on Schedule I hereto desires to have the Custodian render services as custodian under the terms of the Custodian Agreement and this Amendment, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such exchange traded fund shall become a Fund and a BlackRock ETF under the Custodian Agreement and this Amendment and be bound by all terms and conditions and provisions of the Custodian Agreement and this Amendment.

5.    Except as modified hereby, all other terms and conditions of the Custodian Agreement shall remain in full force and effect.

6.    This Amendment may be executed in multiple counterparts, which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Information Classification: Confidential

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above-written.

EACH OF THE ENTITIES SET FORTH ON
APPENDIX A ATTACHED HERETO

By:	/s/ Neal J. Andrews
Name:	Neal J. Andrews
Title:	Chief Financial Officer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Information Classification: Confidential

SCHEDULE I

TO

AMENDMENT TO MASTER CUSTODIAN AGREEMENT

	BLK Ticker	Custody Account#
BlackRock ETF Trust
BlackRock U.S. Equity Factor Rotation ETF	DYNF	9ETF

Information Classification: Confidential

APPENDIX A

TO

MASTER CUSTODIAN AGREEMENT

Updated as of March 19, 2019

Open-End Funds

		BLK Ticker	Custody Account #
BlackRock California Municipal Series Trust
1.	BlackRock California Municipal Opportunities Fund	BR-CAMO	LCP2
BlackRock FundsSM
2.	BlackRock Advantage Emerging Markets Fund	BR_EMR-AGG	0CNC
3.	BlackRock Emerging Markets Equity Strategies Fund	BR_EMES-AG	0CRC
4.	BlackRock Global Long/Short Equity Fund	BR_GLS-AGG	0CNK
5.	BlackRock Impact U.S. Equity Fund	BR_IMPR3	89iE
6.	BlackRock Total Emerging Markets Fund	BR_EMAL-AG	0CPC
7.	iShares Developed Real Estate Index Fund	MF_DRE	0CiE
8.	iShares Edge MSCI Min Vol EAFE Index Fund	BR_MVEAFE	0CiO
9.	iShares Edge MSCI Min Vol USA Index Fund	BR_MVUSA	0CiN
10.	iShares Edge MSCI Multifactor Intl Index Fund	BR_MFINT	0CiM
11.	iShares Edge MSCI Multifactor USA Index Fund	BR_MFUSA	0CiL
12.	iShares MSCI Developed World Index Fund	MF_URTH	0CiA
13.	iShares Municipal Bond Index Fund	BR-NMDX	0CiV
14.	iShares Russell Mid-Cap Index Fund	MF_IWR	0CiB
15.	iShares Russell Small/Mid-Cap Index Fund	MF_SMC	0CiG
16.	iShares Short-Term TIPS Bond Index Fund	BR_TIPS0	0CiH
17.	iShares Total U.S. Stock Market Index Fund	MF_IWV	0CiF
BlackRock Funds III
18.	BlackRock LifePath Dynamic Retirement Portfolio	FF_MIPRET	0BC0
19.	BlackRock LifePath Dynamic 2020 Portfolio	FF_MIP2020	0BC2
20.	BlackRock LifePath Dynamic 2025 Portfolio	FF_MIP2025	0CJA
21.	BlackRock LifePath Dynamic 2030 Portfolio	FF_MIP2030	0BC3
22.	BlackRock LifePath Dynamic 2035 Portfolio	FF_MIP2035	0CJB
23.	BlackRock LifePath Dynamic 2040 Portfolio	FF_MIP2040	0BC4
24.	BlackRock LifePath Dynamic 2045 Portfolio	FF_MIP2045	0CJD
25.	BlackRock LifePath Dynamic 2050 Portfolio	FF_MIP2050	0BC5
26.	BlackRock LifePath Dynamic 2055 Portfolio	FF_MIP2055	0CJE
27.	BlackRock LifePath Dynamic 2060 Portfolio	FF_MIP2060	0CS1
28.	BlackRock LifePath Index Retirement Portfolio	FFIRET	0CMA
29.	BlackRock LifePath Index 2020 Portfolio	FFI2020	0CMB
30.	BlackRock LifePath Index 2025 Portfolio	FFI2025	0CMD
31.	BlackRock LifePath Index 2030 Portfolio	FFI2030	0CME
32.	BlackRock LifePath Index 2035 Portfolio	FFI2035	0CMF
33.	BlackRock LifePath Index 2040 Portfolio	FFI2040	0CMG
34.	BlackRock LifePath Index 2045 Portfolio	FFI2045	0CMH
35.	BlackRock LifePath Index 2050 Portfolio	FFI2050	0CMi
36.	BlackRock LifePath Index 2055 Portfolio	FFI2055	0CMJ
37.	BlackRock LifePath Index 2060 Portfolio	FFI2060	0CMY
38.	iShares Russell 1000 Large-Cap Index Fund	FFMFR1IN	0CMN

Information Classification: Confidential

39.	iShares S&P 500 Index Fund	FF-WFSPX	0BC7
40.	iShares MSCI Total International Index Fund	FFACXUS	0CHX
41.	iShares U.S. Aggregate Bond Index Fund	FF-WFBIX	0BC6
BlackRock Funds IV
42.	BlackRock Alternative Capital Strategies Fund	BR-ACS-AG	0CQK
43.	BlackRock Impact Bond Fund	BR-IMPBD	89iF
BlackRock Funds V
44.	BlackRock Emerging Markets Bond Fund	BR-EMDHD	89KF
45.	BlackRock Emerging Markets Local Currency Bond Fund	BR-EMDLCL	89KG
BlackRock Funds VI
46.	BlackRock CoreAlpha Bond Fund	FFMIPCORA	0CHU
BlackRock Mid Cap Dividend Series, Inc.
47.	BlackRock Mid Cap Dividend Fund	BR_MVO_AG	LCP0
BlackRock Municipal Bond Fund, Inc.
48.	BlackRock High Yield Municipal Fund	BR-HYMUNI	LCP6
49.	BlackRock National Municipal Fund	BR-NATL	LCP8
50.	BlackRock Short-Term Municipal Fund	BR-STMUNI	LCP9
BlackRock Municipal Series Trust
51.	BlackRock Strategic Municipal Opportunities Fund	BR-SMO-AG	89KC
BlackRock Multi-State Municipal Series Trust
52.	BlackRock New Jersey Municipal Bond Fund	BR-NJMUNI	8969
53.	BlackRock New York Municipal Opportunities Fund	BR-NYMO	8938
54.	BlackRock Pennsylvania Municipal Bond Fund	BR-PAMUNI	8951
BlackRock Index Funds, Inc.
55.	iShares MSCI EAFE International Index Fund	MF_INTL	LCW1
56.	iShares Russell 2000 Small - Cap Index Fund	FF_SC	89Q5
Master Investment Portfolio
57.	Active Stock Master Portfolio	MIPCORE-AG	0BEC
58.	International Tilts Master Portfolio	INTLLP	0CR0
59.	Large Cap Index Master Portfolio	MFR1INDX	0CML
60.	LifePath Dynamic Retirement Master Portfolio	MIP2000-AG	0BQC
61.	LifePath Dynamic 2020 Master Portfolio	MIP2020-AG	0BRC
62.	LifePath Dynamic 2025 Master Portfolio	MIP2025-AG	0CJC
63.	LifePath Dynamic 2030 Master Portfolio	MIP2030-AG	0BRK
64.	LifePath Dynamic 2035 Master Portfolio	MIP2035-AG	0CJK
65.	LifePath Dynamic 2040 Master Portfolio	MIP2040-AG	0BSC
66.	LifePath Dynamic 2045 Master Portfolio	MIP2045-AG	0CMC
67.	LifePath Dynamic 2050 Master Portfolio	MIP2050-AG	0BSK
68.	LifePath Dynamic 2055 Master Portfolio	MIP2055-AG	0CMK
69.	LifePath Dynamic 2060 Master Portfolio	MIP2060-AG	0CSK
70.	LifePath Index Retirement Master Portfolio	MIPIRET	0CLA
71.	LifePath Index 2020 Master Portfolio	MIPI2020	0CLB
72.	LifePath Index 2025 Master Portfolio	MIPI2025	0CLD
73.	LifePath Index 2030 Master Portfolio	MIPI2030	0CLE
74.	LifePath Index 2035 Master Portfolio	MIPI2035	0CLF
75.	LifePath Index 2040 Master Portfolio	MIPI2040	0CLG
76.	LifePath Index 2045 Master Portfolio	MIPI2045	0CLH
77.	LifePath Index 2050 Master Portfolio	MIPI2050	0CLi
78.	LifePath Index 2055 Master Portfolio	MIPI2055	0CLJ
79.	LifePath Index 2060 Master Portfolio	MIPI2060	0CLY
80.	S&P 500 Index Master Portfolio	MIPSP	0BAM

Information Classification: Confidential

81.	Total International ex-U.S. Index Master	MFACXUS	0CHW
82.	U.S. Total Bond Index Master Portfolio	MIP_AGG	0BAL
Master Investment Portfolio II
83.	CoreAlpha Bond Master Portfolio	MIP_CORA	0BDY

Quantitative Master Series, LLC
84.	Master Small Cap Index Series	MF_SC-AGG	89QC
85.	BlackRock Equity Dividend Fund	BR_EDF	8935
86.	BlackRock Natural Resources Trust	BR_NRT	LCQ2
87.	BlackRock Strategic Global Bond Fund, Inc.	BR-WI-AGG	896K

Closed-End Funds

88.	BIT Subsidiary, LLC		89DB
89.	BlackRock 2022 Global Opportunity Income Trust	BGIO	89KE
90.	BlackRock California Municipal Income Trust	BFZ	D2H1
91.	BlackRock Credit Strategies Fund[1]	CREDX	89DC
92.	BlackRock Core Bond Trust	BHK-AGG	D2i2
93.	BlackRock Corporate High Yield Fund, Inc.	HYT	8986
94.	BlackRock Credit Allocation Income Trust	BTZ-PREF	D2iM
95.	BlackRock Debt Strategies Fund, Inc.	DSU	LCPI
96.	BlackRock Energy and Resources Trust	BGR	LCXA
97.	BlackRock Enhanced Capital & Income Fund, Inc.	CII-EG	LCXB
98.	BlackRock Enhanced Equity Dividend Trust	BDJ	LCXD
99.	BlackRock Enhanced Global Dividend Trust	BGO	LCXE
100.	BlackRock Enhanced Government Fund, Inc.	EGF	89E8
101.	BlackRock Enhanced International Dividend Trust	BGY-AGG	LCXG
102.	BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	89D9
103.	BlackRock Floating Rate Income Trust	BGT2	D2i8
104.	BlackRock Florida Municipal 2020 Term Trust	BFO	D1Z8
105.	BlackRock Health Sciences Trust	BME	LCXF
106.	BlackRock Income Trust, Inc.	BKT	2i14
107.	BlackRock Investment Quality Municipal Trust, Inc.	BKN	B158
108.	BlackRock Limited Duration Income Trust	BLW	D2i7
109.	BlackRock Long-Term Municipal Advantage Trust	BTA	D0Z8
110.	BlackRock Maryland Municipal Bond Trust	BZM	D0Z3
111.	BlackRock Massachusetts Tax-Exempt Trust	MHE	89L5
112.	BlackRock Multi-Sector Income Trust	BIT-AGG	89K1
113.	BlackRock Multi-Sector Opportunities Trust Series	MSO-AGG	89JC
114.	BlackRock Municipal 2020 Term Trust	BKK	D1Z9
115.	BlackRock Municipal 2030 Target Term Trust	BTT2	89R7
116.	BlackRock Municipal Bond Trust	BBK	D0Z2
117.	BlackRock Municipal Income Investment Quality Trust	BAF	D1Z5
118.	BlackRock Municipal Income Investment Trust	BBF	D2H2
119.	BlackRock Municipal Income Quality Trust	BYM	D1Z4
120.	BlackRock Municipal Income Trust	BFK	D2H5
121.	BlackRock Municipal Income Trust II	BLE	D1Z1
122.	BlackRock Muni Intermediate Duration Fund, Inc.	MUI	89D5
123.	BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	89D7
124.	BlackRock MuniAssets Fund, Inc.	MUA	LCQA
125.	BlackRock MuniEnhanced Fund, Inc.	MEN	8928

Information Classification: Confidential

126.	BlackRock MuniHoldings California Quality Fund, Inc.	MUC	LCQB
127.	BlackRock MuniHoldings Fund, Inc.	MHD	LCQD
128.	BlackRock MuniHoldings Fund II, Inc.	MUH	LCQE
129.	BlackRock MuniHoldings Investment Quality Fund	MFL	LCQG
130.	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	LCQH
131.	BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	LCQJ
132.	BlackRock MuniHoldings Quality Fund, Inc.	MUS	LCQF
133.	BlackRock MuniHoldings Quality Fund II, Inc.	MUE	89B4
134.	BlackRock MuniVest Fund, Inc.	MVF	LCQL
135.	BlackRock MuniVest Fund II, Inc.	MVT	LCQM
136.	BlackRock MuniYield Arizona Fund, Inc.	MZA	LCQN
137.	BlackRock MuniYield California Fund, Inc.	MYC	LCQP
138.	BlackRock MuniYield California Quality Fund, Inc.	MCA2	8958
139.	BlackRock MuniYield Fund, Inc.	MYD	LCQR
140.	BlackRock MuniYield Investment Fund	MYF	LCQU
141.	BlackRock MuniYield Investment Quality Fund	MFT	LCQS
142.	BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	LCQV
143.	BlackRock MuniYield New Jersey Fund, Inc.	MYJ	LCQX
144.	BlackRock MuniYield New York Quality Fund, Inc.	MYN	LCQZ
145.	BlackRock MuniYield Pennsylvania Quality Fund	MPA	8956
146.	BlackRock MuniYield Quality Fund, Inc.	MQY	8952
147.	BlackRock MuniYield Quality Fund II, Inc.	MQT	LCQ1
148.	BlackRock MuniYield Quality Fund III, Inc.	MYI	8932
149.	BlackRock New York Municipal Income Quality Trust	BSE	D1Z7
150.	BlackRock New York Municipal Bond Trust	BQH	D0Z1
151.	BlackRock New York Municipal Income Trust	BNY	D2H3
152.	BlackRock New York Municipal Income Trust II	BFY	D1Z2
153.	BlackRock Resources and Commodities Strategy Trust	BCX-AGG	LCXH
154.	BlackRock Science & Technology Trust	BST	LCXI
155.	BlackRock Strategic Municipal Trust	BSD	B195
156.	BlackRock Taxable Municipal Bond Trust	BBN	89J1
157.	BlackRock Utilities, Infrastructure & Power Opportunties Trust	BUI	LCXJ
158.	BlackRock Virginia Municipal Bond Trust	BHV	D0Z5
159.	DSU Subsidiary, LLC		LCSV
160.	FRA Subsidiary, LLC		89Y6

Money Market Funds

BlackRock Financial Institutions Series Trust
161.	Summit Cash Reserves Fund	L-SCR	LCRG
BlackRock Funds III
162.	BlackRock Cash Funds: Institutional	FFCIXX	0BBO
163.	BlackRock Cash Funds: Treasury	FFCTXX	0BBL
SL Liquidity Series, LLC
164.	Money Market Series	L-MMS	C7G7
Funds for Institutions Series
165.	BlackRock Premier Government Institutional Fund	FF-L-PI	89M5
166.	BlackRock Select Treasury Strategies Institutional Fund	FF-L-SI	89M2
167.	BlackRock Treasury Strategies Institutional Fund	FF-L-IF	89M6
168.	FFI Government Fund	L-GF	8902
169.	FFI Treasury Fund	L-TF	8905

Information Classification: Confidential

Retirement Series Trust
170.	Retirement Reserves Money Fund	L-RR	LCQ6
Master Institutional Money Market LLC
171.	Master Premier Government Institutional Portfolio	MF_L_PI	89A1
172.	Master Treasury Strategies Institutional Portfolio	MF_L_IF	8901
Master Investment Portfolio
173.	Money Market Master Portfolio	MIPMMF	0BB3
174.	Treasury Money Market Master Portfolio	TREASMM	0BB2
175.	Ready Assets Government Liquidity Fund	L-RAT	LCQ3
176.	Ready Assets U.S. Treasury Money Fund	BR-TSYMM	LCQ4

Cayman Subsidiaries

177.	BlackRock Cayman Emerging Markets Allocation Fund, Ltd.	BR_EMAL-KY	0CPE
178.	BlackRock Cayman Resources and Commodities Strategy Fund, Ltd.	BCX-CA	LCXL
179.	Strategic Global Bond Fund (Cayman)	BR-WI-CAY	896B

BlackRock ETF Trust

180.	BlackRock U.S. Equity Factor Rotation ETF	DYNF	9ETF

Information Classification: Confidential